UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21910

 Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: May 31

Date of reporting period: June 1, 2013 - November 30, 2013

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ETF

November 30, 2013 (UNAUDITED)

GUGGENHEIM FUNDS
SEMIANNUAL REPORT

ENY	GUGGENHEIM CANADIAN ENERGY INCOME ETF
TAO	GUGGENHEIM CHINA REAL ESTATE ETF
HAO	GUGGENHEIM CHINA SMALL CAP ETF
FRN	GUGGENHEIM FRONTIER MARKETS ETF
HGI	GUGGENHEIM INTERNATIONAL MULTI-ASSET INCOME ETF
SEA	GUGGENHEIM SHIPPING ETF
CUT	GUGGENHEIM TIMBER ETF

GUGGENHEIMINVESTMENTS.COM
...YOUR ROAD TO THE LATEST, MOST UP - TO - DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Risks and Other Considerations	13

Fund Summary & Performance	14

Overview of Fund Expenses	24

Portfolio of Investments	26

Statement of Assets and Liabilities	42

Statement of Operations	44

Statements of Changes in Net Assets	46

Financial Highlights	50

Notes to Financial Statements	57

Supplemental Information	64

Trust Information	67

About the Trust Adviser	Back Cover

November 30, 2013

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for several of our exchange-traded funds (“ETFs” or “Funds”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

This report covers performance of the Funds for the semiannual fiscal period ended November 30, 2013.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 41 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

December 31, 2013

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 3

ECONOMIC AND MARKET OVERVIEW	November 30, 2013

Speculation on the future of quantitative easing dominated financial headlines for much of the period, causing increased interest rate volatility and driving investor demand for shorter duration assets. The yield on the 10-year Treasury note hit a two-year high of 3.0 percent in early September, about 140 basis points above the lows seen in May.

The Federal Reserve (the “Fed”) surprised most market participants on September 18, 2013 with its inaction on what was expected to be the beginning of tapering its $85 billion per month asset purchase program. Given sluggish job growth and malaise in the housing data in recent months, the Fed announced that it would continue to maintain the pace of purchases until there was significant improvement in the aforementioned areas. Investors that were positioned in longer-duration fixed income assets benefitted as benchmark 10-year U.S. Treasury bond yields declined in the wake of the Fed announcement, closing the third quarter at 2.6 percent. The soft patch in economic growth added downward pressure to interest rates in the short term, but reacceleration is expected to ultimately push interest rates higher over the long term.

The fundamental outlook for the global economy continues to improve. We are seeing a synchronous global economic expansion for the first time since 2007. In Europe, the periphery has struggled through several years of contraction, but lower prices and unit labor costs have led to the start of a recovery. Germany’s economy has been weighed down by the peripheral nations, but overall, Europe has shown signs of expansion from recent manufacturing data. Asian economies, notably China and Japan, have seen substantial monetary accommodation from their respective regimes and look to return to higher levels of growth in the coming years.

Here in the United States, we continue to see strong evidence of seasonal strength in the stock market. The data-distorting effects of the October 2013 U.S. government shutdown are being flushed from the system, providing a truer reading of what is occurring domestically. Despite a shutdown that lasted far longer than originally anticipated, the U.S. economy held up fairly well, indicating a high degree of underlying strength.

At period end, the likelihood of the Fed tapering quantitative easing in December 2013 appeared to be remote. However, given strong employment data released in early December, many market participants placed a higher probability of the Fed reducing purchases in the next few meetings. (After the period end, on December 18th, the Fed announced that it would begin to taper in January 2014, reducing monthly asset purchases from $85 billion to $75 billion). Our expectation is interest rates are likely to remain range bound into 2014 before continuing an ascent higher.

For the six-month period ended November 30, 2013, the Standard & Poor’s 500 Index (the “S&P 500”) rose 11.91 percent (this and all other returns cited in this section are total return). Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index rose 12.07 percent and the MSCI Emerging Market Index rose 2.33 percent.

In the bond market, the Barclays U.S. Aggregate Bond Index returned -0.56 percent for the period, while the Barclays U.S. Corporate High Yield Index returned 2.61 percent. The return of the Barclays 1-3 Month U.S. Treasury Bill Index was 0.02 percent.

The Bank of America Merrill Lynch ABS AA-BBB Securities Master Index gained 1.16 percent for the period, while the Credit Suisse Leveraged Loan Index returned 2.14 percent.

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November 30, 2013

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The BofA/ML ABS Master AA-BBB Index is a subset of The BofA Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an Index designed to mirror the investable universe of the $U.S.-denominated leveraged loan market.

The Dow Jones Global Forestry & Paper Index is a float-adjusted market capitalization weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures.

The MSCI China Index is a capitalization weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

The S&P/TSX Composite Index is a capitalization weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries.

The STOXX Europe Total Market Forestry & Paper Index represents the European forestry and paper industry as defined by the market standards of ICB (Industry Classification Benchmark).

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2013

ENY Guggenheim Canadian Energy Income ETF

Fund Overview
The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P/TSX High Income Energy Index (the “Index”). The Index was changed effective August 1, 2013. The previous benchmark was the Sustainable Canadian Energy Income Index.

The Index includes the constituent stocks of the S&P/TSX Composite Index that are classified as energy companies, according to the Global Industry Classification Standard (GICS), and that also meet specific yield requirements.

The Fund will invest at least 90% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2013.

On a market price basis, the Fund generated a total return of 2.81%, which included an increase in market price over the period to $14.59 on November 30, 2013, from $14.43 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 2.10%, which included an increase in NAV over the period to $14.57 on November 30, 2013, from $14.51 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad Canadian equity market comparison purposes, the combined underlying index returned -0.67% which includes both the returns of the Fund’s previous underlying index, Sustainable Canadian Energy Income Index (July 3, 2007 through July 31, 2013) and the current underlying index, S&P/TSX High Income Energy Index (August 1, 2013 through November 30, 2013) and the S&P/TSX Composite Index (“S&P/TSX”) returned 4.84%.

The Fund made quarterly distributions per share of $0.129 on June 28, 2013, and $0.104 on September 30, 2013.

Performance Attribution
Since more than 90% of the Fund’s portfolio is invested in the energy sector, the return of this sector was the main determinant of the Fund’s return, and it was the major source of the Fund’s positive return for the six-month period ended November 30, 2013. The Fund also has positions in the utilities sector, which also contributed to the Fund’s return.

Positions that contributed the most to return included Suncor Energy, Inc., an integrated energy company (5.3% of the Fund’s long-term investments at period end); Imperial Oil Ltd., a producer and refiner of natural gas and petroleum products (not held in the Fund’s portfolio at period end); and Pengrowth Energy Corp., and oil and gas operating company (1.9% of the Fund’s long-term investments at period end).

Positions that detracted the most included Southern Pacific Resource Corp., a producer of in-situ thermal heavy oil and bitumen (not held in the Fund’s portfolio at period end); BlackPearl Resources, Inc., an oil and gas exploration company (not held in the Fund’s portfolio at period end); and Penn West Petroleum Ltd., an oil and gas exploration company (2.4% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	November 30, 2013

TAO Guggenheim China Real Estate ETF

Fund Overview
The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor’s.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2013.

On a market price basis, the Fund generated a total return of -0.46%, which included a decrease in market price over the period to $21.56 on November 30, 2013, from $21.66 as of May 31, 2013. On an NAV basis, the Fund generated a total return of -2.22%, which included a decrease in NAV over the period to $21.54 on November 30, 2013, from $22.03 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and market comparison purposes, the Index returned -2.17% and the MSCI China Index, which measures performance of the Chinese equity market, returned 12.15% for the six-month period ended November 30, 2013.

Performance Attribution
Nearly all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financial and diversified sectors. For the six-month period ended November 30, 2013, both sectors detracted from the Fund’s return.

Positions that contributed the most to the Fund’s return included Cheung Kong Holdings Ltd., an investment holding company based in Hong Kong; Chinese Estates Holdings Ltd., which, through its subsidiaries, invests in and develops real estate properties; and Country Garden Holdings Co. Ltd., a real estate developer that builds villas, townhouses and apartments in mainland China (5.3%, 1.0% and 3.2%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Hongkong Land Holdings Ltd., a property investment, management and development group; New World Development Co. Ltd., which, through its subsidiaries, develops and invests in properties, provides contracting services, property management, and transportation services; and Wheelock & Co. Ltd., which, through its subsidiaries, develops and invests in properties, operates retail and distribution businesses, provides treasury management, and renders financial and commercial services (4.3%, 3.5% and 2.9%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	November 30, 2013

HAO Guggenheim China Small Cap ETF

Fund Overview
The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2013.

On a market price basis, the Fund generated a total return of 11.43%, which included an increase in market price over the period to $27.09 on November 30, 2013, from $24.31 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 8.87%, which included an increase in NAV over the period to $26.87 on November 30, 2013, from $24.68 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned 9.48% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned 12.15% for the six-month period ended November 30, 2013.

Performance Attribution
For the six-month period ended November 30, 2013, all sectors but one contributed to return, with the consumer, non-cyclical sector contributing the most, followed by the industrial sector. The financial sector detracted from return.

Positions that contributed the most to the Fund’s return included Youku Tudou, Inc., ADR, an Internet television company in China; Hanergy Solar Group Ltd., a provider of equipment and end-to-end manufacturing lines for the mass production of thin film silicon solar modules; and WuXi PharmaTech Cayman, Inc., a provider of pharmaceutical and biotechnology research and development outsourcing (2.0%, 0.9% and 1.3%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Hopson Development Holdings Ltd., which, through its subsidiaries, develops, manages and invests in properties in China; Zhaojin Mining Industry Co. Ltd., which explores for, mines, and produces gold; and China Overseas Grand Oceans Group Ltd., a property development and sales company (0.4%, 0.3% and 0.5%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	November 30, 2013

FRN Guggenheim Frontier Markets ETF

Fund Overview
The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Index”).

The Index is composed of and tracks the performance of all liquid, as defined by BNY Mellon, the Fund’s index provider (the “Index Provider”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), NYSE Arca, Inc. (“NYSE Arca”), NYSE MKT (formerly, NYSE AMEX) and Nasdaq Stock Market (“NASDAQ”) of Frontier Market countries, as defined by the Index Provider. The Index Provider defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama, and Trinidad & Tobago. An ADR or GDR is determined to be liquid based upon an assessment of trading volume and market capitalization. The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2013.

On a market price basis, the Fund generated a total return of -0.23%, which included a decrease in market price over the period to $17.13 on November 30, 2013, from $17.17 as of May 31, 2013. On an NAV basis, the Fund generated a total return of -2.07%, which included a decrease in NAV over the period to $17.05 on November 30, 2013, from $17.41 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad emerging market comparison purposes, the Index returned -2.00% and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned 2.33% for the six-month period ended November 30, 2013.

Performance Attribution
For the six-month period ended November 30, 2013, the energy sector contributed the most to the Fund’s return, followed by the financial sector. The basic materials sector detracted the most from the Fund’s return, followed by the consumer, non-cyclical sector.

Positions that contributed the most to the Fund’s return included YPF SA, ADR, an Argentine oil and gas exploration and production company; Group Financiero Galicia SA, ADR, a financial services holding company in Argentina; and Banco Macro SA, ADR, a retail and commercial bank in Argentina (7.0%, 1.8% and 1.9%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Sociedad Quimica y Minera de Chile SA, ADR, a producer and marketer of specialty fertilizers; Cencosud SA, ADR, a multi-brand retailer in South America; and Cia de Minas Buenaventura SA, ADR, which explores for, mines and processes gold, silver, zinc and other metals (3.2%, 5.2% and 3.0%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	November 30, 2013

HGI Guggenheim International Multi-Asset Income ETF

Fund Overview
The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts and American Depositary Receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2013.

On a market price basis, the Fund generated a total return of 9.13%, which included an increase in market price over the period to $18.35 on November 30, 2013, from $17.19 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 8.80%, which included an increase in NAV over the period to $18.37 on November 30, 2013, from $17.26 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned 8.97% and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, an index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin, returned 12.07% for the six-month period ended November 30, 2013.

The Fund made quarterly distributions per share of $0.208 on June 28, 2013, and $0.166 on September 30, 2013.

Performance Attribution
For the six-month period ended November 30, 2013, the communications sector contributed the most to the Fund’s return, followed by the consumer, non-cyclical sector. The basic materials sector detracted the most from the Fund’s return.

Positions that contributed the most to the Fund’s return included Koninklijke KPN NV, a provider of telecommunications services in the Netherlands (not held in the Fund’s portfolio at period end); Cresud SACIF y A, ADR, an Argentine agricultural company (1.4% of the Fund’s long-term investments at period end); and Giant Interactive Group, Inc., a Cayman online game developer that operates in China (1.5% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included IRSA Inversiones y Representaciones SA, ADR, a leading real estate development firm in Argentina (not held in the Fund’s portfolio at period end); CPFL Energia SA, ADR, a Brazilian electric utility company (not held in the Fund’s portfolio at period end); and preferred stock of Telefonica Brasil SA, ADR, a Brazilian telecommunications group subsidiary of Spanish Telefonica (1.7% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	November 30, 2013

SEA Guggenheim Shipping ETF

Fund Overview
The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

The Index is designed to measure the performance of high-dividend paying companies in the global shipping industry. CME Group Index Services, LLC (the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The companies in the Index may be located in any country, including those classified as emerging markets.

The Fund will at all times invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2013.

On a market price basis, the Fund generated a total return of 17.53%, which included an increase in market price over the period to $20.16 on November 30, 2013, from $17.43 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 16.93%, which included an increase in NAV over the period to $20.15 on November 30, 2013, from $17.51 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned 16.95% and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 11.59% for the six-month period ended November 30, 2013.

The Fund made quarterly distributions per share of $0.186 on June 28, 2013, and $0.105 on September 30, 2013.

Performance Attribution
Most of the Fund’s portfolio is invested in the industrial sector, and it was the largest contributor to return.

Positions that contributed most to the Fund’s return included AP Moller-Maersk A/S, a conglomerate with diversified holdings, including a shipping fleet, industrial and supermarket businesses, and oil and gas exploration and distribution businesses; Nippon Yusen KK, a Japanese marine transportation company; and D/S Norden A/S, a Danish shipping company (20.5%, 8.6% and 3.3%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Orient Overseas International Ltd., a holding company involved in international transportation and logistics and property investment and property development; Seaspan Corp., an independent owner and manager of containerships; and Golar LNG Partners, LP, which owns and operates floating storage and regasification units and liquid natural gas carriers (2.7%, 2.7% and 3.0%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	November 30, 2013

CUT Guggenheim Timber ETF

Fund Overview
The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes, LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended November 30, 2013.

On a market price basis, the Fund generated a total return of 14.25%, which included an increase in market price over the period to $25.25 on November 30, 2013, from $22.10 as of May 31, 2013. On an NAV basis, the Fund generated a total return of 13.74%, which included an increase in NAV over the period to $25.24 on November 30, 2013, from $22.19 as of May 31, 2013. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad world market comparison purposes, the Index returned 14.18%; the Dow Jones Global Forestry & Paper Index returned 15.89%; and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 11.59% for the six-month period ended November 30, 2013.

Performance Attribution
Since approximately 70% of the Fund’s portfolio is invested in the basic materials sector, the return of this sector is the main determinant of the Fund’s return, and it was the major contributor to the Fund’s positive return for the six-month period ended November 30, 2013. The Fund also has positions in the financial, energy and industrial sectors, but the only other sector contributing to return was the energy sector.

Positions that contributed the most to the Fund’s return included Smurfit Kappa Group PLC, an integrated manufacturer of paper-based packaging products; UPM-Kymmene OYJ, a Finnish pulp, paper and timber manufacturer; and Canfor Corp., a lumber manufacturer and paper and pulp manufacturer based in Canada (8.4%, 4.2% and 5.0%, respectively, of the Fund’s long-term investments at period end).

Positions detracting the most from the Fund’s return included Rayonier, Inc., a global forest products company based in Florida; Morgan Stanley BV certificates linked to the performance of Duratex SA, a publicly listed private Brazilian company involved in manufacturing wood products; and Potlatch Corp., an American diversified forest products company (3.4%, 2.0% and 2.5%, respectively, of the Fund’s long-term investments at period end).

12 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2013

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Investments only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Investments ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Funds, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Funds’ return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Funds may not be fully invested at times. If the Funds utilize a sampling approach or futures or other derivative positions, their return may not correlate with the Index return, as would be the case if they purchased all of the stocks with the same weightings as the Index.

Passive Management Risk: The Funds are not “actively” managed. Therefore, they would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Industry Risk: If its Index is comprised of issuers in a particular industry or sector, a Fund would therefore be focused in that industry or sector. Accordingly, that Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Non-Diversified Fund Risk: Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO and SEA): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN, SEA and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

REIT Risk (HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this report, a significant percentage of the BNY Mellon New Frontier DR Index is comprised of securities of companies from Chile, Columbia and Argentina. To the extent that the Index is focused on securities of any one country, including Chile, Columbia or Argentina, the value of the Index will be especially affected by adverse developments in such country, including the risks described above.

Securities Lending Risk: Although each Fund will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at guggenheiminvestments.com/etf.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 13

FUND SUMMARY & PERFORMANCE (Unaudited)	November 30, 2013

ENY Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$14.59
Net Asset Value	$14.57
Premium/Discount to NAV	0.14%
Net Assets ($000)	$49,110

Total Returns
			Three	Five	Since
(Inception	Six	One	Year	Year	Inception
7/3/07)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Canadian
Energy Income ETF
NAV	2.10%	-4.81%	-4.79%	6.02%	-4.50%
Market	2.81%	-3.95%	-4.91%	6.96%	-4.49%
Sustainable Canadian
Energy Income
Index/S&P/
TSX High
Income
Energy
Index1	-0.67%	-7.11%	-4.99%	6.72%	-3.61%
S&P/TSX Composite
Index	4.84%	5.55%	2.90%	14.35%	2.16%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The S&P/TSX Composite is the headline index for the Canadian equity market. It is the broadest in the S&P/TSX family and is the basis for multiple sub-indices. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

1
Benchmark returns reflect the blended return of the Sustainable Canadian Energy Income Index from 7/3/07-7/31/13 and the return of the S&P/TSX High Income Energy Index, net of foreign withholding taxes, from 8/1/13-11/30/13.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.83%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.87%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	96.3%
Utilities	3.2%
Total Long-Term Investments	99.5%
Investments of Collateral for Securities Loaned	36.7%
Total Investments	136.2%
Liabilities in excess of Other Assets	-36.2%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
EnCana Corp.	5.4%
Suncor Energy, Inc.	5.3%
Canadian Oil Sands Ltd.	5.2%
Crescent Point Energy Corp.	5.1%
Talisman Energy, Inc.	5.0%
ARC Resources Ltd.	4.9%
Pembina Pipeline Corp.	4.9%
Husky Energy, Inc.	4.9%
TransCanada Corp.	4.8%
Enbridge, Inc.	4.6%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

14 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

TAO Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$21.56
Net Asset Value	$21.54
Premium/Discount to NAV	0.09%
Net Assets ($000)	$36,827

Total Returns
			Three	Five	Since
(Inception	Six	One	Year	Year	Inception
12/18/07)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim China
Real Estate ETF
NAV	-2.22%	-1.60%	4.19%	19.14%	0.29%
Market	-0.46%	-2.16%	4.40%	18.70%	0.28%
AlphaShares
China Real
Estate
Index	-2.17%	-1.23%	4.75%	19.90%	1.08%
MSCI China
Index	12.15%	12.49%	2.19%	15.04%	-0.86%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H Red Chip and P Chip share classes as well as U.S. and Singapore-listed Chinese securities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.93%. In the Financial Highlights section of the Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.05%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials	87.2%
Diversified	12.0%
Industrial	0.3%
Total Common Stocks and Right	99.5%
Investments of Collateral for Securities Loaned	1.1%
Total Investments	100.6%
Liabilities in excess of Other Assets	-0.6%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Wharf Holdings Ltd.	5.6%
China Overseas Land & Investment Ltd.	5.4%
Cheung Kong Holdings Ltd.	5.3%
Hang Lung Properties Ltd.	5.3%
Link Real Estate Investment Trust, REIT	4.9%
Swire Pacific Ltd., Class A	4.9%
Henderson Land Development Co. Ltd.	4.9%
Sun Hung Kai Properties Ltd.	4.4%
Hongkong Land Holdings Ltd.	4.3%
China Resources Land Ltd.	3.7%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 15

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

HAO Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$27.09
Net Asset Value	$26.87
Premium/Discount to NAV	0.82%
Net Assets ($000)	$263,327

Total Returns
			Three	Five	Since
(Inception	Six	One	Year	Year	Inception
1/30/08)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim China
Small Cap ETF
NAV	8.87%	21.46%	-3.06%	20.47%	2.89%
Market	11.43%	21.92%	-2.77%	21.14%	3.04%
AlphaShares China
Small Cap
Index	9.48%	22.57%	-2.10%	21.77%	4.00%
MSCI China
Index	12.15%	12.49%	2.19%	15.04%	1.48%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

THE MSCI China Index, a representative sample for the entire Chinese investment universe, combinng A, B, H Red Chip and P Chip share classes as well as U.S. and Singapore-listed Chinese securities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	19.3%
Consumer, Non-cyclical	17.9%
Industrial	17.3%
Financial	14.5%
Basic Materials	8.6%
Communications	6.6%
Utilities	5.6%
Energy	5.1%
Technology	4.7%
Diversified	0.4%
Total Common Stocks	100.0%
Investments of Collateral for Securities Loaned	15.1%
Total Investments	115.1%
Liabilities in excess of Other Assets	-15.1%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Youku Tudou, Inc., ADR	2.0%
Byd Co. Ltd.	1.4%
Tsingtao Brewery Co. Ltd.	1.4%
China Everbright International Ltd.	1.4%
GCL-Poly Energy Holdings Ltd.(a) (d)	1.3%
China Resources Gas Group Ltd.	1.3%
WuXi PharmaTech Cayman, Inc., ADR(a)	1.3%
Haier Electronics Group Co. Ltd.	1.3%
Xinyi Glass Holdings Ltd.	1.3%
Sino Biopharmaceutical	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

16 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

FRN Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$17.13
Net Asset Value	$17.05
Premium/Discount to NAV	0.47%
Net Assets ($000)	$95,316

Total Returns
			Three	Five	Since
(Inception	Six	One	Year	Year	Inception
6/12/08)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Frontier
Markets ETF
NAV	-2.07%	-8.17%	-7.39%	9.73%	-4.43%
Market	-0.23%	-8.23%	-7.72%	9.66%	-4.36%
BNY Mellon New
Frontier DR
Index	-2.00%	-7.75%	-6.89%	9.91%	-3.73%
MSCI Emerging
Markets
Index	2.33%	3.66%	0.70%	16.85%	0.52%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.75%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.85%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	34.0%
Energy	21.2%
Utilities	13.9%
Consumer, Non-cyclical	12.3%
Basic Materials	6.3%
Consumer, Cyclical	4.8%
Communications	3.7%
Diversified	2.7%
Industrial	0.9%
Total Common Stocks and Preferred Stocks	99.8%
Investments of Collateral for Securities Loaned	21.1%
Total Investments	120.9%
Liabilities in excess of Other Assets	-20.9%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Ecopetrol SA, ADR	8.4%
Enersis SA, ADR	7.7%
YPF SA, ADR	7.1%
Empresa Nacional de Electricidad SA, ADR	6.2%
BanColombia SA, ADR	5.6%
Cencosud SA, ADR	5.2%
Guaranty Trust Bank PLC, GDR	5.1%
Latam Airlines Group SA, ADR	4.8%
Commercial International Bank Egypt SAE, GDR	4.5%
Banco Santander Chile, ADR	3.8%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 17

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

HGI Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$18.35
Net Asset Value	$18.37
Premium/Discount to NAV	-0.11%
Net Assets ($000)	$34,894

Total Returns
			Three	Five	Since
(Inception	Six	One	Year	Year	Inception
7/11/07)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim International
Multi-Asset Income ETF
NAV	8.80%	17.27%	4.94%	14.27%	-0.24%
Market	9.13%	17.07%	4.76%	14.69%	-0.27%
Zacks International
Multi-Asset
Income
Index	8.97%	17.61%	5.34%	14.63%	0.25%
MSCI EAFE
Index	12.07%	24.84%	10.46%	13.40%	-0.21%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.94%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.82%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	19.5%
Communications	16.3%
Energy	13.9%
Consumer, Non-cyclical	11.1%
Industrial	8.2%
Consumer, Cyclical	6.5%
Utilities	6.5%
Basic Materials	4.7%
Technology	3.3%
Total Common Stocks, Preferred Stocks, Master Limited Partnerships and Royalty Trusts	90.0%
Closed End Funds	9.4%
Exchange-Traded Fund	0.2%
Total Long-Term Investments	99.6%
Investments of Collateral for Securities Loaned	8.4%
Total Investments	108.0%
Liabilities in excess of Other Assets	-8.0%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Telefonica Brasil SA, ADR	1.7%
SouFun Holdings Ltd., ADR	1.6%
Giant Interactive Group, Inc., ADR	1.5%
Cresud SACIF y A, ADR	1.4%
Vivendi SA	1.3%
Bank of East Asia Ltd.	1.3%
Himax Technologies, Inc., ADR	1.3%
Man Wah Holdings Ltd.	1.2%
Amcor Ltd.	1.2%
Legal & General Group PLC	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

HGI Guggenheim International Multi-Asset Income ETF (continued)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 19

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

SEA Guggenheim Shipping ETF

Fund Statistics
Share Price	$20.16
Net Asset Value	$20.15
Premium/Discount to NAV	0.05%
Net Assets ($000)	$76,553

Total Returns
			Three	Since
	Six	One	Year	Inception
(Inception 6/11/10)	Month	Year	(Annualized)	(Annualized)
Guggenheim
Shipping ETF
NAV	16.93%	33.12%	-6.83%	-4.07%
Market	17.53%	33.62%	-6.77%	-4.06%
Dow Jones Global
Shipping IndexSM	16.95%	32.96%	N/A	N/A
Delta Global Shipping
Index/Dow Jones
Global Shipping
IndexSM	16.95%	32.96%	-6.34%1	-3.57%2
MSCI World Index	11.59%	26.39%	13.37%	15.11%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except distributions fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Industrials	95.0%
Financial	4.8%
Total Common Stock and Master Limited Partnerships	99.8%
Investments of Collateral for Securities Loaned	6.1%
Total Investments	105.9%
Liabilities in excess of Other Assets	-5.9%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
AP Moller - Maersk A/S, Class B	20.5%
Nippon Yusen KK	8.6%
SembCorp Marine Ltd.	5.4%
COSCO Pacific Ltd.	4.8%
Kawasaki Kisen Kaisha Ltd.	4.5%
Teekay Offshore Partners, LP	4.1%
Teekay Corp.	3.9%
Teekay LNG Partners, LP	3.8%
Navios Maritime Partners, LP	3.5%
D/S Norden A/S	3.3%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

1 The benchmark return reflects the blended return of the Delta Global Shipping Index from 11/30/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 to 11/30/13.

2 The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 11/30/13.

20 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

SEA Guggenheim Shipping ETF (continued)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 21

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

CUT Guggenheim Timber ETF

Fund Statistics
Share Price	$25.25
Net Asset Value	$25.24
Premium/Discount to NAV	0.04%
Net Assets ($000)	$272,546

Total Returns
			Three	Five	Since
(Inception	Six	One	Year	Year	Inception
11/9/07)	Month	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Timber ETF
NAV	13.74%	31.80%	11.50%	20.27%	1.96%
Market	14.25%	31.09%	11.28%	20.62%	1.95%
Beacon Global
Timber
Index	14.18%	32.75%	12.56%	21.65%	3.15%
MSCI World
Index	11.59%	26.39%	13.37%	15.25%	2.30%
Dow Jones Global
Forestry &
Paper
Index	15.89%	29.68%	4.73%	13.04%	-2.81%
STOXX Europe Total
Market Forestry
& Paper
Index	35.41%	52.42%	13.32%	14.02%	0.40%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The Dow Jones Global Forestry & Paper Index is a subset of the Dow Jones Global Index, which targets 95% coverage of markets that are open to foreign investors. The Index represents the forest and paper industry as defined by Dow Jones Indexes’ classification system. It is a float-adjusted market capitalization weighted index quoted in USD with dividends reinvested.

The STOXX® Europe TMI Forestry & Paper is a market capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI index. Using the market standard ICB (Industry Classification Benchmark), companies with primary revenue sources from the Forestry & Paper sector are selected from the STOXX Europe TMI universe, which covers 95 percent of the free float market capitalization across 18 Western European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2016 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Basic Materials	73.6%
Financial	14.4%
Industrial	5.5%
Energy	1.9%
Total Common Stocks	95.4%
Preferred Stock	1.1%
Participation Notes	3.2%
Investments of Collateral for Securities Loaned	7.2%
Total Investments	106.9%
Liabilities in excess of Other Assets	-6.9%
Net Assets	100.0%

22 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	November 30, 2013

CUT Guggenheim Timber ETF (continued)

% of Long-Term
Top Ten Holdings	Investments
Smurfit Kappa Group PLC	8.4%
West Fraser Timber Co. Ltd.	6.0%
Svenska Cellulosa AB SCA, B Shares	5.7%
Canfor Corp.	5.0%
Weyerhaeuser Co., REIT	4.8%
Fibria Celulose SA, ADR	4.8%
Portucel SA	4.8%
Stora Enso OYJ, R Shares	4.7%
International Paper Co.	4.5%
UPM-Kymmene OYJ	4.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 23

OVERVIEW OF FUND EXPENSES (Unaudited)	November 30, 2013

As a shareholder of Guggenheim Canadian Energy Income ETF; Guggenheim China Real Estate ETF; Guggenheim China Small Cap ETF; Guggenheim Frontier Markets ETF; Guggenheim International Multi-Asset Income ETF; Guggenheim Shipping ETF; and Guggenheim Timber ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months period ended November 30, 2013.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
	Beginning	Ending	Ratio for the	Paid
	Account	Account	Six Months	During
	Value	Value	Ended	Period1
	6/1/13	11/30/13	11/30/13	6/1/13-11/30/13
Guggenheim Canadian Energy Income ETF2
Actual	$1,000.00	$1,021.02	0.70%	$3.55
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)

Guggenheim China Real Estate ETF2
Actual	1,000.00	977.77	0.70%	3.47
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)

Guggenheim China Small Cap ETF2
Actual	1,000.00	1,088.75	0.75%	3.93
Hypothetical	1,000.00	1,021.31	0.75%	3.80
(5% annual return before expenses)

Guggenheim Frontier Markets ETF2
Actual	1,000.00	979.32	0.70%	3.47
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)

Guggenheim International Multi-Asset Income ETF2
Actual	1,000.00	1,088.00	0.70%	3.66
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)

24 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited) continued	November 30, 2013

			Annualized
			Expense	Expenses
	Beginning	Ending	Ratio for the	Paid
	Account	Account	Six Months	During
	Value	Value	Ended	Period1
	6/1/13	11/30/13	11/30/13	6/1/13-11/30/13
Guggenheim Shipping ETF
Actual	$1,000.00	$1,169.34	0.65%	$3.54
Hypothetical	1,000.00	1,021.81	0.65%	3.29
(5% annual return before expenses)

Guggenheim Timber ETF2
Actual	1,000.00	1,137.44	0.70%	3.75
Hypothetical	1,000.00	1,021.56	0.70%	3.55
(5% annual return before expenses)

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended November 30, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 183/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at gugggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited)	November 30, 2013

ENY Guggenheim Canadian Energy Income ETF

Number
of Shares	Description	Value
	Common Stocks - 99.5%
	Canada - 99.5%
33,819	AltaGas Ltd.(a)	$1,238,784
89,068	ARC Resources Ltd.(a)	2,401,900
35,289	Baytex Energy Corp.(a)	1,422,293
48,570	Bonavista Energy Corp.(a)	618,422
7,580	Bonterra Energy Corp.	385,909
10,058	Calfrac Well Services Ltd.	300,020
134,346	Canadian Oil Sands Ltd.	2,521,446
76,973	Cenovus Energy, Inc.	2,248,772
66,531	Crescent Point Energy Corp.(a)	2,508,031
12,683	Enbridge Income Fund Holdings, Inc.	274,337
54,967	Enbridge, Inc.(a)	2,269,394
137,948	EnCana Corp.(a)	2,647,684
22,327	Enerflex Ltd.	294,614
57,119	Enerplus Corp.(a)	1,043,432
36,980	Ensign Energy Services, Inc.	566,908
13,914	Freehold Royalties Ltd.	296,627
34,837	Gibson Energy, Inc.	844,354
83,996	Husky Energy, Inc.(a)	2,379,371
82,644	Inter Pipeline Ltd.	1,984,330
22,554	Keyera Corp.(a)	1,308,460
55,661	Lightstream Resources Ltd.	292,842
25,665	Mullen Group Ltd.	676,594
92,051	Pacific Rubiales Energy Corp.	1,717,207
20,046	Parkland Fuel Corp.(a)	345,745
18,654	Pason Systems, Inc.	404,373
74,921	Pembina Pipeline Corp.(a)	2,388,386
147,823	Pengrowth Energy Corp.(a)	915,952
138,292	Penn West Petroleum Ltd.(a)	1,169,088
23,998	Petrominerales Ltd.	277,676
40,357	Peyto Exploration & Development Corp.	1,200,380
78,878	Precision Drilling Corp.	734,615
24,435	Savanna Energy Services Corp.(a)	178,179
75,583	Suncor Energy, Inc.	2,600,107
208,635	Talisman Energy, Inc.	2,449,545
52,906	TransCanada Corp.	2,341,217
42,181	Trican Well Service Ltd.	502,012
34,579	Trinidad Drilling Ltd.	322,372
56,825	Veresen, Inc.(a)	734,265
26,989	Vermilion Energy, Inc.(a)	1,499,219
47,520	Whitecap Resources, Inc.(a)	573,633
	(Cost $49,106,559)	48,878,495

	Investments of Collateral for
	Securities Loaned - 36.7%
18,014,002	BNY Mellon Securities Lending Overnight
	Fund, 0.1079%(b) (c)
	(Cost $18,014,002)	18,014,002

	Total Investments - 136.2%
	(Cost $67,120,561)	66,892,497
	Liabilities in excess of Other Assets - (36.2%)	(17,782,296)
	Net Assets - 100.0%	$49,110,201

(a)	Security, or portion thereof, was on loan at November 30, 2013.

(b)
At November 30, 2013, the total market value of the Fund’s securities on loan was $18,529,528 and the total market value of the collateral held by the Fund was $19,485,316, consisting of cash collateral of $18,014,002 and U.S. Government and Agency securities valued at $1,471,314.

(c)	Interest rate shown reflects yield as of November 30, 2013.

% of Long-Term
Country Breakdown	Investments
Canada	100.0%

% of Long-Term
Currency Denomination	Investments
Canadian Dollar	100.0%

Subject to change daily.

See notes to financial statements.
26 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

TAO Guggenheim China Real Estate ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.5%
	Common Stocks - 99.5%
	Diversified - 12.0%
252,468	Swire Pacific Ltd., Class B	$571,848
149,484	Swire Pacific Ltd., Class A	1,807,656
245,962	Wharf Holdings Ltd.	2,044,753
		4,424,257

	Financial - 87.2%
337,962	Agile Property Holdings Ltd.	375,773
694,898	Champion Real Estate Investment Trust, REIT	311,925
122,984	Cheung Kong Holdings Ltd.	1,944,862
210,974	China Overseas Grand Oceans Group Ltd.	223,692
632,163	China Overseas Land & Investment Ltd.	1,965,151
494,188	China Resources Land Ltd.	1,360,943
125,984	Chinese Estates Holdings Ltd.	375,385
1,804,302	Country Garden Holdings Co. Ltd.	1,184,614
17,416	E-House China Holdings Ltd., ADR	186,003
1,568,194	Evergrande Real Estate Group Ltd.(b)	659,428
335,958	Fortune Real Estate Investment Trust, REIT (Singapore)	279,508
701,888	Franshion Properties China Ltd.	233,581
659,900	Glorious Property Holdings Ltd.(b)	136,191
81,990	Great Eagle Holdings Ltd.	285,545
114,474	Greentown China Holdings Ltd.	198,748
267,962	Guangzhou R&F Properties Co. Ltd.	430,666
224,972	Hang Lung Group Ltd.	1,191,219
576,942	Hang Lung Properties Ltd.	1,938,607
305,659	Henderson Land Development Co. Ltd.	1,787,987
268,000	Hongkong Land Holdings Ltd.	1,583,880
165,476	Hopewell Holdings Ltd.	554,956
167,984	Hopson Development Holdings Ltd.(a)	202,595
185,976	Hysan Development Co. Ltd.	863,593
290,958	K Wah International Holdings Ltd.	158,752
486,930	Kaisa Group Holdings Ltd.(a)	146,343
193,972	Kerry Properties Ltd.	768,117
341,956	KWG Property Holding Ltd.	205,103
369,456	Link Real Estate Investment Trust, REIT	1,810,907
316,956	Longfor Properties Co. Ltd.	470,161
777,514	New World China Land Ltd.	401,160
952,882	New World Development Co. Ltd.	1,293,018
514,932	Poly Property Group Co. Ltd.	301,547
2,861,620	Renhe Commercial Holdings Co. Ltd.	145,800
563,930	Shenzhen Investment Ltd.	222,585
329,958	Shimao Property Holdings Ltd.	824,826
985,172	Shui On Land Ltd.	318,960
897,304	Sino Land Co. Ltd.	1,229,176
837,874	Sino-Ocean Land Holdings Ltd.	561,994
408,436	SOHO China Ltd.(b)	368,784
125,984	Sun Hung Kai Properties Ltd.	1,617,732
464,731	Sunac China Holdings Ltd.	308,116
278,219	Swire Properties Ltd.	748,243
186,968	Tian An China Investment	151,694
214,972	Wheelock & Co. Ltd.	1,046,764
151,000	Yanlord Land Group Ltd. (Singapore)	146,953
1,351,832	Yuexiu Property Co. Ltd.	353,972
472,942	Yuexiu Real Estate Investment Trust, REIT	234,255
		32,109,814

	Industrial - 0.3%
96,986	Kerry Logistics Network Ltd.(a)	101,331

	Total Common Stocks - 99.5%
	(Cost $40,197,930)	36,635,402

	Rights - 0.0%*
11,873	New World Development Co.Ltd., 12/31/2013
	(Cost $0)	–

	Total Long-Term Investments - 99.5%
	(Cost $40,197,930)	36,635,402

	Investments of Collateral for
	Securities Loaned - 1.1%
407,878	BNY Mellon Securities Lending Overnight
	Fund, 0.1079%(c) (d)
	(Cost $407,878)	407,877

	Total Investments - 100.6%
	(Cost $40,605,808)	37,043,279
	Liabilities in excess of Other Assets - (0.6%)	(215,883)
	Net Assets - 100.0%	$36,827,396

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*	Less than 0.1%.

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30, 2013.

(c)	Interest rate shown reflects yield as of November 30, 2013.

(d)	At November 30, 2013, the total market value of the Fund’s securities on loan was $381,670 and the total market value of the collateral held by the Fund was $407,877.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

TAO Guggenheim China Real Estate ETF continued

% of Long-Term
Country Breakdown	Investments
China	98.8%
Singapore	1.2%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	94.8%
United States Dollar	4.8%
Singapore Dollar	0.4%
Subject to change daily.

See notes to financial statements.
28 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

HAO Guggenheim China Small Cap ETF

Number
of Shares	Description	Value
	Long-Term Investments - 100.0%
	Common Stocks - 100.0%
	Basic Materials - 8.6%
1,535,965	Angang Steel Co. Ltd.(a)	$1,097,592
561,508	Billion Industrial Holdings Ltd.	315,786
2,499,965	China BlueChemical Ltd.	1,696,170
4,058,000	China Forestry Holdings Co. Ltd.(a) (b) (c)	–
1,256,516	China Hongqiao Group Ltd.	776,343
5,249,917	China Lumena New Materials Corp.(d)	1,130,886
1,861,965	China Molybdenum Co. Ltd.	790,164
5,375,936	China Precious Metal Resources Holdings Co. Ltd.(a) (d)	769,710
1,237,965	China Vanadium Titano - Magnetite Mining Co. Ltd.(a)	191,619
1,473,965	Dongyue Group Ltd.	705,360
1,246,968	Fufeng Group Ltd.	474,490
2,821,962	Huabao International Holdings Ltd.	1,488,759
2,285,965	Hunan Nonferrous Metal Corp. Ltd.(a) (d)	710,618
3,069,965	Lee & Man Paper Manufacturing Ltd.	2,253,178
2,431,962	Maanshan Iron & Steel(a) (d)	677,580
2,083,965	MMG Ltd. (Australia)(a) (d)	489,228
2,369,965	Nine Dragons Paper Holdings Ltd.	2,185,736
11,939,586	North Mining Shares Co. Ltd.(a)	508,222
5,969,905	Shougang Concord International Enterprises Co. Ltd.(a) (d)	334,970
2,467,965	Sinofert Holdings Ltd.	423,390
4,935,914	Sinopec Shanghai Petrochemical Co. Ltd.	1,457,984
2,949,947	Sinopec Yizheng Chemical Fibre Co. Ltd.(a) (d)	578,372
1,286,895	Xingda International Holdings Ltd.	770,213
1,072,968	Xinjiang Xinxin Mining Industry Co. Ltd.(a)	178,536
1,453,465	Yingde Gases Group Co. Ltd.	1,556,082
402,000	Yip’s Chemical Holdings Ltd.	354,158
1,241,968	Zhaojin Mining Industry Co. Ltd.(d)	817,016
		22,732,162

	Communications - 6.6%
71,869	AsiaInfo-Linkage, Inc.(a)	838,711
3,405,937	China Communications Services Corp. Ltd.	2,231,774
1,775,965	China Wireless Technologies Ltd.	554,370
1,144,368	Comba Telecom Systems Holdings Ltd.(a) (d)	394,118
153,304	Giant Interactive Group, Inc., ADR(d)	1,721,604
171,642	Renren, Inc., ADR(a) (d)	511,493
42,515	Sohu.com, Inc.(a) (d)	2,865,086
812,000	TCL Communication Technology Holdings Ltd.(a)	803,343
4,079,336	VODone Ltd.(a) (d)	420,949
182,584	Youku Tudou, Inc., ADR(a) (d)	5,145,217
890,502	ZTE Corp.(a) (d)	1,987,151
		17,473,816

	Consumer, Cyclical - 19.3%
840,005	361 Degrees International Ltd.	250,290
2,915,940	Air China Ltd.	2,264,253
781,005	Ajisen China Holdings Ltd.	792,827
1,103,972	Anta Sports Products Ltd.	1,555,000
1,045,932	Baoxin Auto Group Ltd.(d)	971,372
1,727,002	Boshiwa International Holding Ltd.(a) (b) (c) (d)	–
4,075,933	Bosideng International Holdings Ltd.	856,968
736,505	Byd Co. Ltd.(a) (d)	3,705,016
1,052,899	C.banner International Holdings Ltd.	370,765
295,017	Cecep Costin New Materials GRP Ltd.	154,498
4,653,936	China Dongxiang Group Co.(d)	750,378
2,639,965	China Eastern Airlines Corp. Ltd.(a) (d)	1,055,625
5,373,000	China Hongxing Sports Ltd.(a) (b) (c)	–
751,000	China Lilang Ltd.	503,725
1,831,849	China Outfitters Holdings Ltd.(d)	283,544
2,445,965	China Southern Airlines Co. Ltd.	1,075,857
3,435,937	China Travel International Investments	735,704
579,460	China Yongda Automobiles Services Holdings Ltd.	539,648
1,194,968	China ZhengTong Auto Services Holdings Ltd.(a)	812,300
1,128,968	Dah Chong Hong Holdings Ltd.	908,691
1,287,008	Digital China Holdings Ltd.	1,502,379
762,983	Golden Eagle Retail Group Ltd.	1,021,556
15,128,727	GOME Electrical Appliances Holding Ltd.(d)	2,634,426
1,411,965	Haier Electronics Group Co. Ltd.	3,325,635
2,893,543	Hengdeli Holdings Ltd.(d)	671,819
30,677	Home Inns & Hotels Management, Inc., ADR(a) (d)	1,231,068
1,417,465	Intime Retail Group Co. Ltd.	1,619,929
1,302,968	LI Ning Co. Ltd.(a)	1,147,901
1,392,965	Maoye International Holdings Ltd.(d)	282,091
939,968	Minth Group Ltd.	1,969,015
1,351,895	Newocean Energy Holdings Ltd.	910,255
1,889,465	Parkson Retail Group Ltd.(d)	580,050
441,500	Ports Design Ltd.	343,968
1,757,965	Qingling Motors Co. Ltd.	537,413
9,624,845	REXLot Holdings Ltd.(d)	1,030,437
2,379,965	Shanghai Jin Jiang International Hotels Group Co. Ltd.	776,678
911,572	Shanghai Pharmaceuticals Holding Co. Ltd.	2,135,289
645,038	Shenzhou International Group Holdings Ltd.	2,437,826
922,976	Sinotruk Hong Kong Ltd.	553,596
2,693,945	Skyworth Digital Holdings Ltd.	1,612,340
1,489,019	Springland International Holdings Ltd.	766,343
722,000	TCL Multimedia Technology Holdings Ltd.	340,854
621,000	Xinhua Winshare Publishing and Media Co. Ltd.	355,651

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Consumer, Cyclical continued
3,131,938	Xinyi Glass Holdings Ltd.	$3,312,660
912,000	XTEP International Holdings	489,371
1,237,000	Ying LI International Real Estate Ltd. (Singapore)(a)	389,769
917,500	Zhongsheng Group Holdings Ltd.(d)	1,235,539
		50,800,319

	Consumer, Non-cyclical - 17.9%
13,543	51job, Inc., ADR(a)	997,848
716,000	Anhui Expressway Co. Ltd.	409,135
3,303,938	Anxin-China Holdings Ltd.	992,973
1,232,972	Asian Citrus Holdings Ltd.	392,826
220,551	Biostime International Holdings Ltd.	1,840,616
3,127,938	China Agri-Industries Holdings Ltd.	1,597,729
1,010,000	China Foods Ltd.(a) (d)	487,240
1,068,968	China Huiyuan Juice Group Ltd.(a)	761,121
1,496,003	China Medical System Holdings Ltd.	1,387,430
516,000	China Minzhong Food Corp. Ltd.	343,698
4,779,024	China Modern Dairy Holdings Ltd.(a) (d)	2,595,202
1,341,976	CSPC Pharmaceutical Group Ltd.	872,419
434,000	China Shineway Pharmaceutical Group Ltd.	625,866
1,900,965	China Yurun Food Group Ltd.(a) (d)	1,250,530
10,535,856	CP Pokphand Co. Ltd.	992,070
1,321,968	Dalian Port PDA Co. Ltd.	327,395
3,161,953	Global Bio-Chem Technology Group Co. Ltd.(a)	256,948
950,899	Goodbaby International Holdings Ltd.	504,111
320,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.(a)	1,213,521
1,570,845	Hua Han Bio-Pharmaceutical Holdings Ltd.(d)	360,664
1,753,965	Jiangsu Expressway Co. Ltd.	2,325,754
524,000	Lianhua Supermarket Holdings Co. Ltd.	398,104
1,525,889	Lijun International Pharmaceutical Holding Co. Ltd.	417,262
515,029	Microport Scientific Corp.(d)	357,408
1,108,972	Real Nutriceutical Group Ltd.	281,797
1,651,965	Shenguan Holdings Group Ltd.(d)	720,224
1,035,976	Shenzhen Expressway Co. Ltd.	478,391
12,142,314	Shenzhen International Holdings Ltd.	1,534,890
1,243,968	Sichuan Expressway Co. Ltd.	380,283
3,457,988	Sihuan Pharmaceutical Holdings Group Ltd.	2,711,920
4,007,916	Sino Biopharmaceutical	3,158,709
933,937	Tenfu Cayman Holdings Co. Ltd.(d)	456,569
1,747,006	Tibet 5100 Water Resources Holdings Ltd.	653,495
407,000	Tong Ren Tang Technologies Co. Ltd.	1,244,207
435,983	Tsingtao Brewery Co. Ltd.	3,661,005
1,538,968	Uni-President China Holdings Ltd.(d)	1,560,278
853,993	United Laboratories International Holdings Ltd.(a) (d)	350,293
775,000	Vinda International Holdings Ltd.(d)	1,233,578
760,483	Wumart Stores, Inc.	1,177,120
101,188	WuXi PharmaTech Cayman, Inc., ADR(a)	3,352,358
1,000,000	Yuexiu Transport Infrastructure Ltd.	515,953
2,027,965	Zhejiang Expressway Co. Ltd.	1,888,633
		47,067,573

	Diversified - 0.4%
1,779,965	C C Land Holdings Ltd.	472,964
4,579,936	CITIC Resources Holdings Ltd.(a)	643,926
		1,116,890

	Energy - 5.1%
1,449,890	Anton Oilfield Services Group(d)	951,925
2,331,918	Beijing Jingneng Clean Energy Co. Ltd.	1,097,883
1,932,029	China Suntien Green Energy Corp. Ltd.	740,150
806,000	CIMC Enric Holdings Ltd.	1,364,014
10,791,602	GCL-Poly Energy Holdings Ltd.(a) (d)	3,535,652
1,335,965	Hidili Industry International Development Ltd.(a) (d)	224,021
182,658	Inner Mongolia Yitai Coal Co. Ltd.	347,756
1,456,027	MIE Holdings Corp.	317,399
4,633,770	Shougang Fushan Resources Group Ltd.	1,625,748
1,429,900	Sinopec Kantons Holdings Ltd.	1,252,349
1,321,895	SPT Energy Group, Inc.(d)	910,517
5,371,905	United Energy Group Ltd.(a)	776,061
2,443,017	Winsway Coking Coal Holdings Ltd.(a)	176,467
		13,319,942

	Financial - 14.5%
1,817,965	Agile Property Holdings Ltd.	2,021,355
1,439,968	Beijing Capital Land Ltd.	503,352
1,217,968	China Everbright Ltd.	1,995,214
1,132,968	China Overseas Grand Oceans Group Ltd.	1,201,266
2,044,358	China SCE Property Holdings Ltd.	464,108
3,289,950	China South City Holdings Ltd.(d)	819,024
1,305,368	China Taiping Insurance Holdings Co. Ltd.(a)	2,512,185
3,564,023	Chongqing Rural Commercial Bank	1,866,450
92,840	E-House China Holdings Ltd., ADR	991,531
2,825,945	Fantasia Holdings Group Co. Ltd.	524,899
2,147,965	Far East Horizon Ltd.	1,642,978
3,747,916	Franshion Properties China Ltd.	1,247,267
3,540,933	Glorious Property Holdings Ltd.(a) (d)	730,781
612,483	Greentown China Holdings Ltd.	1,063,381
1,444,365	Guangzhou R&F Properties Co. Ltd.	2,321,372
931,968	Hopson Development Holdings Ltd.(a) (d)	1,123,990
2,653,965	Kaisa Group Holdings Ltd.(a) (d)	797,629
1,820,465	KWG Property Holding Ltd.	1,091,906
2,215,968	Mingfa Group International Co. Ltd.(a)	585,959

See notes to financial statements.
30 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Financial continued
2,764,948	Poly Property Group Co. Ltd.	$1,619,171
1,413,965	Powerlong Real Estate Holdings Ltd.	302,759
15,337,745	Renhe Commercial Holdings Co. Ltd.(a) (d)	781,463
667,998	Shanghai Industrial Holdings Ltd.	2,257,492
2,017,965	Shanghai Industrial Urban Development Group Ltd.(a)	489,352
3,011,945	Shenzhen Investment Ltd.	1,188,826
5,249,912	Shui On Land Ltd.	1,699,713
2,188,465	SOHO China Ltd.(d)	1,976,002
2,483,003	Sunac China Holdings Ltd.	1,646,229
804,000	Yanlord Land Group Ltd. (Singapore)	782,451
7,249,882	Yuexiu Property Co. Ltd.	1,898,352
		38,146,457

	Industrial - 17.3%
605,000	Asia Cement China Holdings Corp.	373,021
3,451,928	AviChina Industry & Technology Co. Ltd.	2,088,259
1,651,465	BBMG Corp.	1,463,443
2,077,965	Beijing Capital International Airport Co. Ltd.	1,618,918
2,657,951	China Aerospace International Holdings Ltd.	353,130
3,658,937	China COSCO Holdings Co. Ltd.(a) (d)	1,883,118
3,282,943	China Everbright International Ltd.	3,658,701
821,000	China High Precision Automation Group Ltd.(b) (c)	72,541
1,469,965	China High Speed Transmission Equipment Group
	Co. Ltd.(a) (d)	737,575
1,326,968	China Lesso Group Holdings Ltd.	896,895
1,324,800	China Metal Recycling Holdings Ltd.(a) (b) (c) (d)	–
1,635,965	China National Materials Co. Ltd.	390,387
2,455,965	China Resources Cement Holdings Ltd.	1,758,187
4,931,419	China Rongsheng Heavy Industries Group Holdings Ltd.(a) (d)	737,870
2,441,948	China Shanshui Cement Group Ltd.	970,146
5,338,912	China Shipping Container Lines Co. Ltd.(a) (d)	1,439,292
1,837,965	China Shipping Development Co. Ltd.(a) (d)	1,256,501
573,946	China Singyes Solar Technologies Holdings Ltd.(d)	655,185
1,963,165	China Zhongwang Holdings Ltd.(a) (d)	640,659
1,473,965	Chongqing Machinery & Electric Co. Ltd.	203,433
803,988	Cosco International Holdings Ltd.(d)	348,449
549,940	CPMC Holdings Ltd.(d)	439,092
2,607,962	CSR Corp. Ltd.	2,422,053
483,400	Dongfang Electric Corp. Ltd.	816,823
554,000	First Tractor Co. Ltd.	470,918
789,042	Greatview Aseptic Packaging Co. Ltd.	498,708
2,033,965	Guangshen Railway Co. Ltd.	1,002,205
300,200	Guangzhou Shipyard International Co. Ltd.	701,647
1,839,918	Guodian Technology & Environment Group Corp. Ltd.	486,522
909,988	Haitian International Holdings Ltd.	2,082,280
943,972	Harbin Electric Co. Ltd.	622,200
1,441,968	Honghua Group Ltd.	505,911
1,616,000	Integrated Waste Solutions Group Holdings Ltd.(a) (b) (c)	–
1,510,468	Kingboard Laminates Holdings Ltd.	654,637
2,630,923	Lonking Holdings Ltd.(a)	566,728
3,827,933	Metallurgical Corp. of China Ltd.(a)	765,325
2,709,945	NVC Lighting Holdings Ltd.	674,633
1,087,968	Sany Heavy Equipment International Holdings Co. Ltd.	387,325
3,999,933	Shanghai Electric Group Co. Ltd.	1,444,643
2,028,965	Sinotrans Ltd.	641,195
1,801,965	Sinotrans Shipping Ltd.	618,269
1,651,882	SITC International Holdings Co. Ltd.	726,580
383,960	SOCAM Development Ltd.	448,213
810,000	Sound Global Ltd.(a) (d)	458,759
823,946	Sunny Optical Technology Group Co. Ltd.(d)	779,027
1,260,000	Tech Pro Technology Development Ltd.(a)	615,970
2,141,965	Tianjin Port Development Holdings Ltd.	384,040
994,005	Tianneng Power International Ltd.	365,412
627,978	Wasion Group Holdings Ltd.	392,858
3,520,010	West China Cement Ltd.	549,388
594,229	Xinjiang Goldwind Science & Technology Co. Ltd.	580,996
3,001,996	Yuanda China Holdings Ltd.	267,183
656,024	Zhuzhou CSR Times Electric Co. Ltd.	2,525,887
		45,441,137

	Technology - 4.7%
37,015	AutoNavi Holdings Ltd., ADR(a) (d)	561,888
1,518,021	Chinasoft International Ltd.(a)	430,775
15,785,726	Hanergy Solar Group Ltd.(a) (d)	2,484,129
1,225,968	Ju Teng International Holdings Ltd.	822,304
2,009,965	Kingdee International Software Group Co. Ltd.(a)	583,339
1,064,972	Kingsoft Corp. Ltd.(d)	2,590,775
368,460	NetDragon Websoft, Inc.(d)	719,558
31,873,455	Semiconductor Manufacturing International Corp.(a) (d)	2,631,231
1,253,968	TPV Technology Ltd.(d)	268,500
1,321,468	Travelsky Technology Ltd.	1,252,835
		12,345,334

	Utilities - 5.6%
5,123,912	Beijing Enterprises Water Group Ltd.	2,881,628
3,520,027	China Datang Corp. Renewable Power Co. Ltd.(d)	694,684
5,639,877	China Oil & Gas Group Ltd.	1,054,842
3,100,945	China Power International Development Ltd.	1,119,958
6,279,640	China Power New Energy Development Co. Ltd.(a)	429,300
1,139,968	China Resources Gas Group Ltd.	3,499,608
4,703,919	Datang International Power Generation Co. Ltd.	2,062,949
2,007,965	Huadian Power International Corp. Ltd.	839,172

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Utilities continued
4,106,023	Huaneng Renewables Corp. Ltd.	$1,790,144
574,000	Tianjin Development Holdings Ltd.(a)	386,485
		14,758,770

	Total Common Stocks - 100.0%
	(Cost $270,145,313)	263,202,400

	Investments of Collateral for
	Securities Loaned - 15.1%
39,906,860	BNY Mellon Securities Lending Overnight
	Fund, 0.1079%(e) (f)
	(Cost $39,906,860)	39,906,860

	Total Investments - 115.1%
	(Cost $310,052,173)	303,109,260
	Liabilities in excess of Other Assets - (15.1%)	(39,782,346)
	Net Assets - 100.0%	$263,326,914

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $72,541 which represents less than 0.0% of net assets.

(c)	Illiquid security.

(d)	Security, or portion thereof, was on loan at November 30, 2013.

(e)	At November 30, 2013, the total market value of the Fund’s securities on loan was $36,078,229 and the total market value of the collateral held by the Fund was $39,906,860.

(f)	Interest rate shown reflects yield as of November 30, 2013.

% of
Country Breakdown	Common Stocks
China	99.4%
Singapore	0.4%
Australia	0.2%

% of
Currency Denomination	Common Stocks
Hong Kong Dollar	97.6%
United States Dollar	1.7%
Singapore Dollar	0.7%
Subject to change daily.

See notes to financial statements.
32 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

FRN Guggenheim Frontier Markets ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.8%
	Common Stocks - 89.5%
	Argentina - 15.6%
56,654	Banco Macro SA, ADR(a) (b)	$1,779,502
99,082	BBVA Banco Frances SA, ADR(a) (b)	906,600
71,393	Cresud SACIF y A, ADR(a)	808,883
134,753	Grupo Financiero Galicia SA, ADR(a)	1,697,888
59,989	IRSA Inversiones y Representaciones SA, ADR(a)	730,066
137,710	Petrobras Argentina SA, ADR(a)	986,004
62,839	Telecom Argentina SA, ADR(b)	1,256,780
225,911	YPF SA, ADR(a)	6,714,075
		14,879,798

	Chile - 37.4%
35,023	Banco de Chile, ADR(a)	3,039,296
162,527	Banco Santander Chile, ADR	3,634,104
448,637	Cencosud SA, ADR(a)	4,930,521
87,639	Cia Cervecerias Unidas SA, ADR	2,127,875
156,268	Corpbanca SA, ADR(a)	3,030,036
134,496	Empresa Nacional de Electricidad SA, ADR(a)	5,888,235
467,986	Enersis SA, ADR	7,319,301
281,305	Latam Airlines Group SA, ADR(a)	4,531,823
32,546	Vina Concha y Toro SA, ADR	1,186,302
		35,687,493

	Colombia - 8.4%
196,233	Ecopetrol SA, ADR(a)	8,012,193

	Egypt - 6.9%
770,332	Commercial International Bank Egypt SAE, GDR(a)	4,236,826
695,497	Global Telecom Holding, GDR(b)	2,302,095
		6,538,921

	Isle of Man - 1.2%
94,418	Zhaikmunai, LP, GDR(a)	1,135,849

	Kazakhstan - 5.1%
143,118	Halyk Savings Bank of Kazakhstan JSC, GDR	1,431,180
217,905	KazMunaiGas Exploration Production JSC, GDR	3,388,423
		4,819,603

	Lebanon - 1.8%
153,249	Solidere, GDR(a) (b)	1,724,051

	Nigeria - 5.1%
547,607	Guaranty Trust Bank PLC, GDR	4,873,702

	Peru - 6.6%
78,722	Cementos Pacasmayo SAA, ADR	847,049
245,914	Cia de Minas Buenaventura SAA, ADR	2,901,785
129,112	Grana y Montero SA, ADR(a) (b)	2,543,506
		6,292,340

	Ukraine - 1.4%
43,194	Avangardco Investments Public Ltd., GDR(a) (b)	518,328
46,011	MHP SA, GDR (e)	779,886
		1,298,214

	Total Common Stocks - 89.5%
	(Cost $100,426,919)	85,262,164

	Preferred Stocks - 10.3%
	Chile - 4.7%
47,129	Embotelladora Andina SA, Class B, ADR(a)	1,409,157
121,721	Sociedad Quimica y Minera de Chile SA, ADR(a)	3,044,242
		4,453,399

	Colombia - 5.6%
105,096	BanColombia SA, ADR	5,331,520

	Total Preferred Stocks - 10.3%
	(Cost $13,938,183)	9,784,919

	Rights - 0.0%*
36,067	Latam Airlines Group SA, ADR, 01/12/2014(a) (b) (e)
	(Cost $0)	32,100

	Total Long-Term Investments - 99.8%
	(Cost $114,365,102)	95,079,183

	Investments of Collateral for
	Securities Loaned - 21.1%
20,127,318	BNY Mellon Securities Lending Overnight
	Fund, 0.1079%(c) (d)
	(Cost $20,127,318)	20,127,318

	Total Investments - 120.9%
	(Cost $134,492,420)	115,206,501
	Liabilities in excess of Other Assets - (20.9%)	(19,890,413)
	Net Assets - 100.0%	$95,316,088

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

JSC - Joint Stock Company

LP - Limited Partnership

PLC - Public Limited Company

SA - Corporation

SAA - Open Corporation

SAE - Corporation

*	Less than 0.1%.

(a)	Security, or portion thereof, was on loan at November 30, 2013.

(b)	Non-income producing security.

(c)	At November 30, 2013, the total market value of the Fund’s securities on loan was $19,617,706 and the total market value of the collateral held by the Fund was $20,127,318.

(d)	Interest rate shown reflects yield as of November 30, 2013.

(e)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $811,986 which represents 0.9% of net assets.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

FRN Guggenheim Frontier Markets ETF continued

% of Long-Term
Country Breakdown	Investments
Chile	42.3%
Argentina	15.6%
Colombia	14.0%
Egypt	6.9%
Peru	6.6%
Nigeria	5.1%
Kazakhstan	5.1%
Lebanon	1.8%
Ukraine	1.4%
Isle of Man	1.2%

% of Long-Term
Currency Denomination	Investments
United States	100.0%
Subject to change daily.

See notes to financial statements.
34 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

HGI Guggenheim International Multi-Asset Income ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.6%
	Common Stocks - 85.6%
	Argentina - 1.4%
43,237	Cresud SACIF y A, ADR	$489,875

	Australia - 4.0%
42,105	Amcor Ltd.	424,794
7,582	Australia & New Zealand Banking Group Ltd.	221,029
8,127	National Australia Bank Ltd.	256,821
52,617	Telstra Corp. Ltd.	243,305
8,234	Westpac Banking Corp.	247,410
		1,393,359

	Austria - 0.9%
8,471	Raiffeisen Bank International AG(a)	312,678

	Belgium - 1.4%
6,740	Ageas	284,941
1,948	Anheuser-Busch InBev NV	199,320
		484,261

	Bermuda - 3.4%
314,500	Johnson Electric Holdings Ltd.	283,967
633,000	K Wah International Holdings Ltd.	345,377
259,600	Man Wah Holdings Ltd.	427,273
27,000	Orient Overseas International Ltd.(a)	142,790
		1,199,407

	Brazil - 1.2%
26,295	AMBEV SA, ADR	198,790
8,778	Ultrapar Participacoes SA, ADR	217,344
		416,134

	Canada - 5.0%
8,678	Baytex Energy Corp.(a)	350,418
20,061	EnCana Corp.	384,971
20,653	Enerplus Corp.	380,635
30,547	Penn West Petroleum Ltd.	259,649
32,000	Talisman Energy, Inc.	377,920
		1,753,593

	Cayman Islands - 5.2%
47,692	Giant Interactive Group, Inc., ADR	535,581
44,386	Himax Technologies, Inc., ADR(a)	443,860
1,927	Mindray Medical International Ltd., ADR(a)	76,714
8,643	SouFun Holdings Ltd., ADR	561,363
35,596	Xinyuan Real Estate Co. Ltd., ADR	196,846
		1,814,364

	Chile - 1.1%
3,159	Banco de Chile, ADR(a)	274,138
4,197	Cia Cervecerias Unidas SA, ADR	101,903
		376,041

	China - 1.9%
3,859	China Petroleum & Chemical Corp., ADR(a)	332,954
2,654	China Telecom Corp. Ltd., ADR(a)	142,998
4,974	Huaneng Power International, Inc., ADR(a)	190,803
		666,755

	Colombia - 1.1%
9,319	Ecopetrol SA, ADR(a)	380,495

	Denmark - 0.6%
747	Novo Nordisk A/S, Class B	134,104
1,723	Novozymes A/S	66,770
		200,874

	France - 8.8%
1,371	Air Liquide SA	191,522
3,117	BNP Paribas SA	234,478
407	Dassault Systemes SA	46,809
10,112	GDF Suez	235,020
1,961	Lafarge SA	139,534
785	L’Oreal SA	131,625
1,013	Pernod-Ricard SA	115,071
2,996	Publicis Groupe SA	265,393
2,889	Schneider Electric SA	245,098
11,169	SCOR SE	391,660
2,174	Sodexo	218,863
3,227	Total SA	195,938
13,141	Veolia Environnement SA	213,274
18,017	Vivendi SA	458,608
		3,082,893

	Germany - 5.9%
1,036	Adidas AG	126,274
1,348	Bayer AG	180,233
871	Continental AG	182,274
20,137	Deutsche Telekom AG	320,374
15,264	E.ON AG	294,283
6,044	Fresenius Medical Care AG & Co. KGaA, ADR	210,573
1,195	Henkel AG & Co. KGaA	118,661
9,357	RWE AG	360,033
1,369	SAP AG	113,609
604	Volkswagen AG	157,608
		2,063,922

	Hong Kong - 5.4%
100,200	Bank of East Asia Ltd.	445,253
108,000	China Resources Power Holdings Co. Ltd.	261,340
70,000	China Unicom Hong Kong Ltd.	111,420
28,000	Henderson Land Development Co. Ltd.	163,789
56,000	Hong Kong & China Gas Co. Ltd.	132,043

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 35

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value
	Hong Kong continued
216,000	Lenovo Group Ltd.	$256,047
354,000	Shun Tak Holdings Ltd.	210,957
574,000	Sun Hung KAI & Co. Ltd.	325,032
		1,905,881

	India - 1.4%
1,913	HDFC Bank Ltd., ADR	63,473
5,642	ICICI Bank Ltd., ADR	202,322
2,133	Infosys Ltd., ADR	115,225
9,251	Wipro Ltd., ADR(a)	107,959
		488,979

	Indonesia - 0.5%
5,001	Telekomunikasi Indonesia Persero TBK PT, ADR	182,737

	Israel - 1.9%
7,276	Delta-Galil Industries Ltd.	167,298
32,168	Partner Communications Co. Ltd.(b)	305,718
4,509	Teva Pharmaceutical Industries Ltd.	182,521
		655,537

	Italy - 0.6%
8,049	ENI SpA	194,086

	Japan - 2.7%
11,100	Advantest Corp.	142,918
21,000	Isuzu Motors Ltd.	134,167
21,500	Nissan Motor Co. Ltd.	196,590
14,500	Nomura Holdings, Inc.	114,878
5,700	ORIX Corp.	103,849
9,000	Sekisui House Ltd.	124,232
2,300	Toyota Motor Corp.	143,350
		959,984

	Jersey - 0.7%
74,492	Polyus Gold International Ltd.	230,621

	Luxembourg - 0.5%
8,112	Tenaris SA	182,903

	Mexico - 2.7%
5,565	America Movil SAB de CV, Series L, ADR	129,331
1,131	Fomento Economico Mexicano SAB de CV, ADR	107,388
7,655	Grupo Aeroportuario del Pacifico SAB de CV, ADR	399,132
1,640	Grupo Aeroportuario del Sureste SAB de CV, ADR	220,629
2,363	Industrias Bachoco SAB de CV, ADR	93,882
		950,362

	Netherlands - 0.9%
17,358	Koninklijke Ahold NV	316,693

	Norway - 0.5%
4,207	Yara International ASA	183,869

	Singapore - 1.5%
25,000	DBS Group Holdings Ltd.	342,614
60,000	Singapore Telecommunications Ltd.	178,047
		520,661

	South Africa - 0.5%
38,408	DRDGOLD Ltd., ADR(a)	158,241

	South Korea - 0.3%
2,608	KB Financial Group, Inc., ADR	97,226

	Spain - 1.1%
44,115	Banco Santander SA	393,004

	Sweden - 4.0%
3,144	ASSA Abloy AB	159,655
7,718	Atlas Copco AB, Class A	215,742
22,869	Sandvik AB	320,679
8,766	Swedbank AB, Class A	224,651
20,832	Telefonaktiebolaget LM Ericsson	247,812
25,661	TeliaSonera AB	210,244
		1,378,783

	Switzerland - 1.4%
2,355	Swiss RE AG(b)	210,182
522	Syngenta AG	205,646
3,885	UBS AG(b)	74,290
		490,118

	United Kingdom - 14.9%
7,375	Anglo American PLC	162,968
3,195	ARM Holdings PLC	53,278
4,548	Associated British Foods PLC	170,825
4,325	AstraZeneca PLC	248,916
29,270	Aviva PLC	205,831
7,482	BG Group PLC	153,015
28,356	BP PLC	223,882
23,750	British Sky Broadcasting Group PLC	318,621
52,925	BT Group PLC	323,108
5,591	Imperial Tobacco Group PLC	212,840
7,236	InterContinental Hotels Group PLC	225,561
133,496	Ladbrokes PLC	382,241
115,316	Legal & General Group PLC	404,043
17,836	National Grid PLC	226,426
8,960	Pearson PLC	198,138
13,765	Prudential PLC	294,699
4,285	Rio Tinto PLC	228,926
6,093	Royal Dutch Shell PLC	214,035
17,314	Smith & Nephew PLC	231,286
69,455	Spirent Communications PLC	123,327

See notes to financial statements.
36 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value
	United Kingdom continued
7,958	SSE PLC	$172,982
16,888	United Utilities Group PLC	182,163
60,575	Vodafone Group PLC	225,042
		5,182,153

	United States - 2.2%
23,496	Comstock Resources, Inc.	397,787
12,398	LinnCo, LLC(a)	386,570
		784,357

	Total Common Stocks - 85.6%
	(Cost $28,094,243)	29,890,846

	Preferred Stocks - 2.6%
	Brazil - 1.7%
30,898	Telefonica Brasil SA, ADR	601,275

	Chile - 0.4%
4,504	Embotelladora Andina SA, Class B, ADR(a)	134,670

	Colombia - 0.5%
3,299	BanColombia SA, ADR	167,358

	Total Preferred Stocks - 2.6%
	(Cost $1,179,552)	903,303

	Master Limited Partnership - 0.4%
	United States - 0.4%
14,069	SandRidge Mississippian Trust II
	(Cost $172,220)	132,389

	Royalty Trusts - 1.4%
	United States - 1.4%
4,018	BP Prudhoe Bay Royalty Trust(a)	305,529
13,002	SandRidge Permian Trust	170,326
	(Cost $534,145)	475,855

	Exchange Traded Fund - 0.2%
1,100	iShares MSCI EAFE Index Fund
	(Cost $72,667)	72,864

	Closed End Funds - 9.4%
29,394	Alpine Global Premier Properties Fund	209,873
87,734	Alpine Total Dynamic Dividend Fund	361,464
16,901	BlackRock International Growth and Income Trust	135,546
6,876	BlackRock Utility and Infrastructure Trust(a)	120,674
27,634	Calamos Global Dynamic Income Fund	246,495
26,962	CBRE Clarion Global Real Estate Income Fund(a)	217,853
23,516	Clough Global Opportunities Fund	302,886
6,882	Cohen & Steers Infrastructure Fund	138,328
6,130	Duff & Phelps Global Utility Income Fund, Inc.	117,941
19,085	Eaton Vance Tax-Advantaged Global Dividend
	Income Fund(a)	313,757
11,043	Eaton Vance Tax-Advantaged Global Dividend
	Opportunities Fund	272,652
13,185	ING Global Equity Dividend & Premium
	Opportunity Fund	119,061
5,355	Kayne Anderson Energy Total Return Fund, Inc.(a)	149,940
10,126	Macquarie Global Infrastructure Total Return
	Fund, Inc.(a)	222,266
47,121	Wells Fargo Advantage Global Dividend Opportunity Fund	352,465
	(Cost $3,295,744)	3,281,201

	Total Long-Term Investments - 99.6%
	(Cost $33,348,571)	34,756,458

	Investments of Collateral for
	Securities Loaned - 8.4%
2,917,777	BNY Mellon Securities Lending Overnight
	Fund, 0.1079%(c) (d)
	(Cost $2,917,777)	2,917,777

	Total Investments - 108.0%
	(Cost $36,266,348)	37,674,235
	Liabilities in excess of Other Assets - (8.0%)	(2,780,418)
	Net Assets - 100.0%	$34,893,817

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

A/S - Limited Liability Stock Company or Stock Company

KGaA - Limited Partnership

LLC - Limited Liability Company

NV - Publicly Traded Company

PLC - Public Limited Company

PT - Limited Liability Company

SA - Corporation

SpA - Limited Share Company

SE - Stock Corporation

SAB de CV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at November 30, 2013.

(b)	Non-income producing security.

(c)	At November 30, 2013, the total market value of the Fund’s securities on loan was $2,839,201 and the total market value of the collateral held by the Fund was $2,917,777.

(d)	Interest rate shown reflects yield as of November 30, 2013.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 37

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

HGI Guggenheim International Multi-Asset Income ETF continued

% of Long-Term
Country Breakdown	Investments
United Kingdom	14.9%
United States	13.7%
France	8.9%
Germany	5.9%
Hong Kong	5.5%
Cayman Islands	5.2%
Canada	5.0%
Australia	4.0%
Sweden	4.0%
Bermuda	3.4%
Brazil	2.9%
Japan	2.8%
Mexico	2.7%
China	1.9%
Israel	1.9%
Colombia	1.6%
Singapore	1.5%
Chile	1.5%
Switzerland	1.4%
Argentina	1.4%
India	1.4%
Belgium	1.4%
Spain	1.1%
Netherlands	0.9%
Austria	0.9%
Jersey	0.7%
Denmark	0.6%
Italy	0.6%
Norway	0.5%
Luxembourg	0.5%
Indonesia	0.5%
South Africa	0.5%
South Korea	0.3%

% of Long-Term
Currency Denomination	Investments
United States Dollar	39.2%
Euro	19.6%
Pound Sterling	15.6%
Hong Kong Dollar	8.9%
Australian Dollar	4.0%
Swedish Krona	4.0%
Japanese Yen	2.8%
All Other Currencies	5.9%
Subject to change daily.

See notes to financial statements.
38 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

SEA Guggenheim Shipping ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.8%
	Common Stocks - 83.2%
	Bermuda - 24.8%
2,472,410	COSCO Pacific Ltd.	$3,699,375
100,301	GasLog Ltd.	1,597,795
188,766	Knightsbridge Tankers Ltd.	1,474,262
235,329	Nordic American Tankers Ltd. (a)	1,906,165
389,560	Orient Overseas International Ltd.	2,060,194
3,420,541	Pacific Basin Shipping Ltd.	2,453,123
137,449	Ship Finance International Ltd.(a)	2,322,888
74,438	Stolt-Nielsen Ltd.	2,038,664
281,294	Tsakos Energy Navigation Ltd.	1,409,283
		18,961,749

	Denmark - 23.8%
1,544	AP Moller - Maersk A/S, Class B	15,698,160
55,406	D/S Norden A/S	2,504,112
		18,202,272

	Japan - 13.0%
1,456,000	Kawasaki Kisen Kaisha Ltd.	3,456,338
2,112,000	Nippon Yusen KK	6,540,360
		9,996,698

	Marshall Islands - 13.4%
105,795	Costamare, Inc.(a)	1,851,412
240,394	Navios Maritime Holdings, Inc.(a)	1,860,650
93,193	Seaspan Corp.	2,031,607
67,506	Teekay Corp.(a)	2,987,140
505,110	Teekay Tankers Ltd.,Class A(a)	1,495,126
		10,225,935

	Singapore - 5.4%
1,173,000	SembCorp Marine Ltd.	4,154,531

	United States - 2.8%
85,555	Matson, Inc.	2,141,441

	Total Common Stocks - 83.2%
	(Cost $56,910,521)	63,682,626

	Master Limited Partnerships - 16.6%
	Marshall Islands - 16.6%
193,631	Capital Product Partners, LP(a)	1,734,934
71,710	Golar LNG Partners, LP	2,293,286
160,362	Navios Maritime Partners, LP(a)	2,695,685
71,030	Teekay LNG Partners, LP	2,919,333
94,835	Teekay Offshore Partners, LP	3,112,485
	(Cost $10,986,855)	12,755,723

	Total Long-Term Investments - 99.8%
	(Cost $67,897,376)	76,438,349

	Investments of Collateral for
	Securities Loaned - 6.1%
4,645,207	BNY Mellon Securities Lending Overnight
	Fund, 0.1079%(b) (c)
	(Cost $4,645,207)	4,645,207

	Total Investments - 105.9%
	(Cost $72,542,583)	81,083,556
	Liabilities in excess of Other Assets - (5.9%)	(4,530,143)
	Net Assets - 100.0%	$76,553,414

A/S - Limited Liability Stock Company or Stock Company

KK - Joint Stock Company

LP - Limited Partnership

(a)	Security, or portion thereof, was on loan at November 30, 2013.

(b)	At November 30, 2013, the total market value of the Fund’s securities on loan was $4,497,711 and the total market value of the collateral held by the Fund was $4,645,207.

(c)	Interest rate shown reflects yield as of November 30, 2013.

% of Long-Term
Country Breakdown	Investments
Marshall Islands	30.1%
Bermuda	24.8%
Denmark	23.8%
Japan	13.1%
Singapore	5.4%
United States	2.8%

% of Long-Term
Currency Denomination	Investments
United States Dollar	44.3%
Danish Krone	23.8%
Japanese Yen	13.1%
Hong Kong Dollar	10.7%
Singapore Dollar	5.4%
Norwegian Krone	2.7%
Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 39

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

CUT Guggenheim Timber ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.7%
	Common Stocks - 95.4%
	Brazil - 6.6%
831,771	Duratex SA	$4,873,164
1,083,658	Fibria Celulose SA, ADR(a) (b)	13,079,752
		17,952,916

	Canada - 11.0%
613,744	Canfor Corp.(a)	13,623,297
183,763	West Fraser Timber Co. Ltd.	16,281,259
		29,904,556

	Finland - 8.9%
1,283,487	Stora Enso OYJ, R Shares	12,704,557
691,489	UPM-Kymmene OYJ	11,514,507
		24,219,064

	Ireland - 8.3%
953,270	Smurfit Kappa Group PLC	22,713,685

	Japan - 11.2%
899,500	Hokuetsu Kishu Paper Co. Ltd. (b)	4,252,997
439,400	Nippon Paper Industries Co. Ltd.(b)	8,005,480
1,916,000	Oji Holdings Corp.	9,021,756
762,800	Sumitomo Forestry Co. Ltd.	9,120,961
		30,401,194

	Portugal - 4.8%
3,297,658	Portucel SA	12,975,888

	South Africa - 3.1%
511,244	Mondi Ltd.	8,448,195

	Spain - 1.8%
1,229,641	Ence Energia y Celulosa SA	5,005,911

	Sweden - 9.1%
266,977	Holmen AB, B Shares	9,358,154
531,724	Svenska Cellulosa AB SCA, B Shares	15,579,242
		24,937,396

	United States - 30.6%
96,276	Domtar Corp.	8,232,561
185,004	Greif, Inc., Class A	10,165,970
264,282	International Paper Co.	12,328,755
304,080	MeadWestvaco Corp.	10,676,249
232,224	Plum Creek Timber Co., Inc., REIT	10,157,478
172,742	Potlatch Corp., REIT	6,883,769
208,497	Rayonier, Inc., REIT	9,196,802
211,820	Wausau Paper Corp.	2,571,495
434,551	Weyerhaeuser Co., REIT	13,093,021
		83,306,100

	Total Common Stocks - 95.4%
	(Cost $207,837,502)	259,864,905

	Preferred Stock - 1.1%
	Brazil - 1.1%
832,742	Suzano Papel E Celulose SA
	(Cost $2,769,608)	3,033,669

	Participation Notes(f) - 3.2%
	Brazil - 3.2%
924,789	Barclays Bank PLC certificates linked to the performance of Suzano Papel E Celulose SA, Series 0002(a) (c)	3,368,997
924,357	Morgan Stanley BV certificates linked to the performance of Duratex SA, Series 0002(a)	5,415,604
	(Cost $11,511,377)	8,784,601

	Total Long-Term Investments - 99.7%
	(Cost $222,118,487)	271,683,175

	Investments of Collateral for
	Securities Loaned - 7.2%
19,577,410	BNY Mellon Securities Lending Overnight
	Fund, 0.1079%(d) (e)
	(Cost $19,577,410)	19,577,410

	Total Investments - 106.9%
	(Cost $241,695,897)	291,260,585
	Liabilities in excess of Other Assets - (6.9%)	(18,714,091)
	Net Assets - 100.0%	$272,546,494

AB - Stock Company

ADR - American Depositary Receipt

BV - Limited Liability Company

OYJ - Public Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

SCA - Limited Partnership

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at November 30,2013.

(c)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013 these securities amounted to $3,368,997, which represents 1.2% of net assets.

(d)	At November 30, 2013, the total market value of the Fund’s securities on loan was $18,922,523 and the total market value of the collateral held by the Fund was $19,577,410.

(e)	Interest rate shown reflects yield as of November 30, 2013.

(f)
Participation notes are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security of market. The return on a participation note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security.

See notes to financial statements.
40 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

CUT Guggenheim Timber ETF continued

% of Long-Term
Country Breakdown	Investments
United States	30.7%
Japan	11.2%
Canada	11.0%
Brazil	10.9%
Sweden	9.2%
Finland	8.9%
Ireland	8.4%
Portugal	4.8%
South Africa	3.1%
Spain	1.8%

% of Long-Term
Currency Denomination	Investments
United States Dollar	38.7%
Euro	23.9%
Japanese Yen	11.2%
Canadian Dollar	11.0%
Swedish Krona	9.2%
All other currencies	6.0%
Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 41

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2013

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier
	Income ETF	ETF	ETF	Markets ETF
	(ENY )	(TAO )	(HAO )	(FRN )
Assets
Investments in securities, at value (including securities on loan)	$66,892,497	$37,043,279	$303,109,260	$115,206,501
Cash	149,713	72,826	261,048	237,537
Foreign currency, at value	39,572	164	40,893	—
Receivables:
Dividends	140,218	162,095	61,936	92,654
Investments sold	—	—	—	—
Securities lending income	13,428	1,812	82,802	18,554
Tax reclaims	—	—	—	—
Due from Adviser	—	68,468	—	—
Other assets	4,021	1,533	3,506	2,514
Total assets	67,239,449	37,350,177	303,559,445	115,557,760
Liabilities
Payables:
Administration fee payable	1,175	—	5,139	2,150
Collateral for securities on loan	18,014,002	407,877	39,906,860	20,127,318
Investments purchased	—	—	32,632	—
Accrued advisory fees	22,456	—	99,146	24,628
Accrued expenses	91,615	114,904	188,754	87,576
Total liabilities	18,129,248	522,781	40,232,531	20,241,672
Net Assets	$49,110,201	$36,827,396	$263,326,914	$95,316,088
Composition of Net Assets
Paid-in capital	$133,240,671	$53,806,039	$318,459,869	$148,199,042
Accumulated undistributed net investment income (loss)	(76,230)	820,849	4,569,056	3,293,704
Accumulated net realized (loss) on investments and currency transactions	(83,825,494)	(14,236,967)	(52,759,101)	(36,890,739)
Net unrealized appreciation (depreciation) on investments and currency translation	(228,746)	(3,562,525)	(6,942,910)	(19,285,919)
Net Assets	$49,110,201	$36,827,396	$263,326,914	$95,316,088
Shares outstanding ($0.01 par value with unlimited amount authorized)	3,370,000	1,710,000	9,800,000	5,590,000
Net Asset Value Per Share	$14.57	$21.54	$26.87	$17.05
Investments in securities, at cost	$67,120,561	$40,605,808	$310,052,173	$134,492,420
Foreign currency, at cost	$39,569	$162	$40,894	$—
Securities on loan, at value	$18,529,528	$381,670	$36,078,229	$19,617,706

See notes to financial statements.
42 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2013

Guggenheim
International Multi-Asset	Guggenheim		Guggenheim
Income ETF	Shipping ETF		Timber ETF
(HGI )	(SEA	)	(CUT	)

$37,674,235	$81,083,556		$291,260,585
43,225	59,285		587,854
8,545	—		—

138,864	129,584		399,790
—	280,574		—
6,886	26,921		23,185
49,773	180		115,480
—	—		—
2,205	—		3,270
37,923,733	81,580,100		292,390,164

780	—		5,600
2,917,777	4,645,207		19,577,410
—	341,838		—
19,071	39,641		122,266
92,288	—		138,394
3,029,916	5,026,686		19,843,670
$34,893,817	$76,553,414		$272,546,494

$56,621,271	$75,540,940		$260,006,527
(779,117)	127,610		4,368,228

(22,357,593)	(7,655,814)		(41,386,556)

1,409,256	8,540,678		49,558,295
$34,893,817	$76,553,414		$272,546,494

1,900,000	3,800,000		10,800,000
$18.37	$20.15		$25.24
$36,266,348	$72,542,583		$241,695,897
$8,528	$—		$—
$2,839,201	$4,497,711		$18,922,523

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 43

STATEMENT OF OPERATIONS For the six months ended November 30, 2013 (Unaudited)	November 30, 2013

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier Markets
	Income ETF	ETF	ETF	ETF
	(ENY )	(TAO )	(HAO )	(FRN )
Investment Income
Dividend income	$1,110,041	$817,667	$3,341,165	$301,186
Less Return of capital distributions received	—	—	(6,815)	—
Foreign taxes withheld	(167,328)	(3,096)	(98,735)	(88,359)
Net dividend income	942,713	814,571	3,235,615	212,827
Net securities lending income	57,839	7,168	459,087	170,784
Total income	1,000,552	821,739	3,694,702	383,611
Expenses
Advisory fee <Note 3>	137,679	93,544	564,823	235,179
Administration fee	7,572	5,145	27,794	12,935
Custodian fee	31,582	39,550	80,281	60,019
Licensing	16,155	18,714	141,531	47,036
Listing fee and expenses	2,500	2,500	2,500	2,500
Printing expenses	16,212	8,535	29,461	10,831
Professional fees	16,906	15,039	16,531	16,653
Registration & filings	—	720	1,424	498
Trustees’ fees and expenses	2,275	2,120	3,807	2,830
Miscellaneous	9,576	10,652	11,888	9,481
Total expenses	240,457	196,519	880,040	397,962
Advisory fees waived	(47,707)	(65,557)	(109,828)	(68,711)
Net expenses	192,750	130,962	770,212	329,251
Net Investment Income	807,802	690,777	2,924,490	54,360
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(7,419,884)	(202,018)	(1,744,223)	(5,180,811)
In-kind transactions	331,391	(341,320)	(1,123,488)	(1,333,871)
Foreign currency transactions	(39,688)	(483)	(2,061)	—
Net realized gain (loss)	(7,128,181)	(543,821)	(2,869,772)	(6,514,682)
Net change in unrealized appreciation (depreciation) on
Investments	7,507,454	(1,705,033)	13,659,543	3,640,582
Foreign currency translation	(70)	9	129	—
Net unrealized appreciation (depreciation)	7,507,384	(1,705,024)	13,659,672	3,640,582
Net realized and unrealized gain (loss)	379,203	(2,248,845)	10,789,900	(2,874,100)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,187,005	$(1,558,068)	$13,714,390	$(2,819,740)

See notes to financial statements.
44 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2013

Guggenheim
International Multi-Asset	Guggenheim	Guggenheim
Income ETF	Shipping ETF	Timber ETF
(HGI )	(SEA )	(CUT )

$2,206,835	$932,293	$2,952,285
(76,898)	(291,810)	—
(89,316)	(2,255)	(206,169)
2,040,621	638,228	2,746,116
58,585	130,596	134,602
2,099,206	768,824	2,880,718

254,793	162,250	604,540
14,014	—	31,702
42,953	—	38,820
64,540	—	168,828
2,500	—	2,500
6,560	—	13,744
18,439	—	19,092
—	—	1,710
2,758	—	4,006
10,325	—	12,405
416,882	162,250	897,347
(60,172)	—	(50,991)
356,710	162,250	846,356
1,742,496	606,574	2,034,362

(6,428,280)	(1,456,412)	(237,215)
13,993,996	239,613	2,091,056
(51,798)	262	(26,636)
7,513,918	(1,216,537)	1,827,205

548,559	7,528,655	27,055,525
11,136	165	17,123
559,695	7,528,820	27,072,648
8,073,613	6,312,283	28,899,853
$9,816,109	$6,918,857	$30,934,215

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 45

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2013

	Guggenheim Canadian Energy Income ETF (ENY)
	For the Six Months Ended November 30, 2013 (unaudited)	For the Year Ended May 31, 2013
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$807,802	$2,329,537
Net realized gain (loss)	(7,128,181)	(16,193,281)
Net unrealized appreciation (depreciation)	7,507,384	16,106,222
Net increase (decrease) in net assets resulting from operations	1,187,005	2,242,478
Distribution to Shareholders
From and in excess of net investment income	(904,210)	(2,182,941)
Return of capital	—	(125,469)
Total distributions	(904,210)	(2,308,410)
Capital Share Transactions
Proceeds from sale of shares	—	26,490,915
Cost of shares redeemed	(11,690,334)	(55,922,241)
Net increase (decrease) from capital share transactions	(11,690,334)	(29,431,326)
Total increase (decrease) in net assets	(11,407,539)	(29,497,258)
Net Assets
Beginning of period	60,517,740	90,014,998
End of period	$49,110,201	$60,517,740
Accumulated undistributed net investment income (loss) at end of period	$(76,230)	$20,178
Changes in Shares Outstanding
Shares sold	—	1,650,000
Shares redeemed	(800,000)	(3,550,000)
Shares outstanding, beginning of period	4,170,000	6,070,000
Shares outstanding, end of period	3,370,000	4,170,000

See notes to financial statements.
46 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2013

Guggenheim China Real Estate ETF (TAO)		Guggenheim China Small Cap ETF (HAO)		Guggenheim Frontier Markets ETF (FRN)		Guggenheim International Multi-Asset Income ETF (HGI)
For the Six Months Ended November 30, 2013 (unaudited)	For the Year Ended May 31, 2013	For the Six Months Ended November 30, 2013 (unaudited)	For the Year Ended May 31, 2013	For the Six Months Ended November 30, 2013 (unaudited)	For the Year Ended May 31, 2013	For the Six Months Ended November 30, 2013 (unaudited)	For the Year Ended May 31, 2013

$690,777	$931,974	$2,924,490	$4,328,590	$54,360	$5,511,917	$1,742,496	$5,166,076
(543,821)	3,634,068	(2,869,772)	12,240,747	(6,514,682)	(19,768,603)	7,513,918	(1,472,131)
(1,705,024)	3,566,003	13,659,672	30,267,843	3,640,582	4,913,185	559,695	16,975,910
(1,558,068)	8,132,045	13,714,390	46,837,180	(2,819,740)	(9,343,501)	9,816,109	20,669,855

—	(1,381,280)	—	(4,003,500)	—	(4,819,580)	(2,472,600)	(5,238,200)
—	—	—	—	—	—	—	—
—	(1,381,280)	—	(4,003,500)	—	(4,819,580)	(2,472,600)	(5,238,200)

—	68,500,827	51,959,438	205,297,879	—	27,827,850	29,135,156	57,379,737
(12,495,864)	(42,928,680)	(39,269,657)	(175,981,373)	(13,962,376)	(34,963,094)	(120,700,709)	(56,001,977)
(12,495,864)	25,572,147	12,689,781	29,316,506	(13,962,376)	(7,135,244)	(91,565,553)	1,377,760
(14,053,932)	32,322,912	26,404,171	72,150,186	(16,782,116)	(21,298,325)	(84,222,044)	16,809,415

50,881,328	18,558,416	236,922,743	164,772,557	112,098,204	133,396,529	119,115,861	102,306,446
$36,827,396	$50,881,328	$263,326,914	$236,922,743	$95,316,088	$112,098,204	$34,893,817	$119,115,861
$820,849	$130,072	$4,569,056	$1,644,566	$3,293,704	$3,239,344	$(779,117)	$(49,013)

—	3,150,000	2,000,000	8,850,000	—	1,400,000	1,700,000	3,400,000
(600,000)	(1,950,000)	(1,800,000)	(7,500,000)	(850,000)	(1,950,000)	(6,700,000)	(3,300,000)
2,310,000	1,110,000	9,600,000	8,250,000	6,440,000	6,990,000	6,900,000	6,800,000
1,710,000	2,310,000	9,800,000	9,600,000	5,590,000	6,440,000	1,900,000	6,900,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 47

STATEMENT OF CHANGES IN NET ASSETS continued	November 30, 2013

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income
Net realized gain (loss)
Net unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations
Distribution to Shareholders
From and in excess of net investment income
Return of capital
Total distributions
Capital Share Transactions
Proceeds from sale of shares
Cost of shares redeemed
Net increase (decrease) from capital share transactions
Total increase (decrease) in net assets
Net Assets
Beginning of period
End of period
Accumulated undistributed net investment income (loss) at end of period
Changes in Shares Outstanding
Shares sold
Shares redeemed
Shares outstanding, beginning of period
Shares outstanding, end of period

See notes to financial statements.
48 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

November 30, 2013

Guggenheim Shipping ETF (SEA)		Guggenheim Timber ETF (CUT)
For the Six Months Ended November 30, 2013 (unaudited)	For the Year Ended May 31, 2013	For the Six Months Ended November 30, 2013 (unaudited)	For the Year Ended May 31, 2013

$606,574	$825,544	$2,034,362	$4,058,530
(1,216,537)	(3,294,236)	1,827,205	5,194,337
7,528,820	5,706,782	27,072,648	48,363,714
6,918,857	3,238,090	30,934,215	57,616,581

(655,500)	(852,200)	—	(2,441,450)
—	—	—	—
(655,500)	(852,200)	—	(2,441,450)

37,015,855	5,261,486	25,501,050	85,141,458
(1,736,564)	(3,089,060)	(6,923,287)	(23,336,000)
35,279,291	2,172,426	18,577,763	61,805,458
41,542,648	4,558,316	49,511,978	116,980,589

35,010,766	30,452,450	223,034,516	106,053,927
$76,553,414	$35,010,766	$272,546,494	$223,034,516
$127,610	$176,536	$4,368,228	$2,333,866

1,900,000	300,000	1,050,000	4,350,000
(100,000)	(200,000)	(300,000)	(1,050,000)
2,000,000	1,900,000	10,050,000	6,750,000
3,800,000	2,000,000	10,800,000	10,050,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 49

FINANCIAL HIGHLIGHTS	November 30, 2013

ENY Guggenheim Canadian Energy Income ETF

	For the
Per share operating performance	Six Months Ended		For the	For the	For the	For the	For the
for a share outstanding throughout	November 30, 2013		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
the period	(unaudited)		May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$14.51		$14.83	$22.03	$16.52	$14.10	$31.58
Income from investment operations
Net investment income (a)	0.21		0.45	0.46	0.52	0.47	1.08
Net realized and unrealized gain (loss)	0.08		(0.33)	(7.10)	5.51	2.55	(17.49)
Total from investment operations	0.29		0.12	(6.64)	6.03	3.02	(16.41)
Distributions to shareholders
From and in excess of net investment income	(0.23)		(0.42)	(0.54)	(0.52)	(0.60)	(1.07)
Return of capital	—		(0.02)	(0.02)	—	—	—
Total distributions to shareholders	(0.23)		(0.44)	(0.56)	(0.52)	(0.60)	(1.07)
Net asset value, end of period	$14.57		$14.51	$14.83	$22.03	$16.52	$14.10
Market value, end of period	$14.59		$14.43	$14.73	$22.06	$16.50	$14.38
Total return*(b)
Net asset value	2.10%		0.61%	-30.45%	37.22%	21.75%	-51.89%
Ratios and supplemental data
Net assets, end of period (thousands)	$49,110		$60,518	$90,015	$229,570	$74,649	$37,791
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets*	2.93	%(c)	2.89%	2.62%	2.59%	2.89%	7.03%
Portfolio turnover rate (d)	65%		130%	81%	34%	58%	68%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.87	%(c)	0.83%	0.79%	0.84%	0.89%	1.23%
Ratio of net investment income to average net assets	2.76	%(c)	2.76%	2.53%	2.45%	2.70%	6.51%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
50 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2013

TAO Guggenheim China Real Estate ETF

	For the
Per share operating performance	Six Months Ended		For the	For the	For the	For the	For the
for a share outstanding throughout	November 30, 2013		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
the period	(unaudited)		May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$22.03		$16.72	$20.14	$16.02	$16.87	$20.68
Income from investment operations
Net investment income (a)	0.39		0.41	0.47	0.35	0.29	0.39
Net realized and unrealized gain (loss)	(0.88)		5.29	(3.70)	3.92	(0.57)	(3.82)
Total from investment operations	(0.49)		5.70	(3.23)	4.27	(0.28)	(3.43)
Distributions to shareholders
From and in excess of net investment income	—		(0.39)	(0.19)	(0.15)	(0.57)	(0.38)
Net asset value, end of period	$21.54		$22.03	$16.72	$20.14	$16.02	$16.87
Market value, end of period	$21.56		$21.66	$16.74	$20.07	$15.89	$17.27
Total return*(b)
Net asset value	-2.22%		34.05%	-15.90%	26.68%	-2.10%	-15.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$36,827		$50,881	$18,558	$27,397	$45,484	$39,802
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.70%	0.78%
Ratio of net investment income to average net assets*	3.69	%(c)	1.88%	2.76%	1.83%	1.64%	3.00%
Portfolio turnover rate (d)	3%		20%	14%	17%	15%	47%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.05	%(c)	0.93%	1.35%	1.02%	0.92%	1.74%
Ratio of net investment income to average net assets	3.34	%(c)	1.65%	2.11%	1.51%	1.42%	2.04%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 51

FINANCIAL HIGHLIGHTS continued	November 30, 2013

HAO Guggenheim China Small Cap ETF

	For the
Per share operating performance	Six Months Ended		For the	For the	For the	For the	For the
for a share outstanding throughout	November 30, 2013		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
the period	(unaudited)		May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$24.68		$19.97	$29.23	$24.44	$20.70	$24.04
Income from investment operations
Net investment income (a)	0.35		0.41	0.50	0.39	0.25	0.27
Net realized and unrealized gain (loss)	1.84		4.61	(9.14)	4.84	3.52	(3.51)
Total from investment operations	2.19		5.02	(8.64)	5.23	3.77	(3.24)
Distributions to shareholders
From and in excess of net investment income	—		(0.31)	(0.62)	(0.44)	(0.03)	(0.10)
Net asset value, end of period	$26.87		$24.68	$19.97	$29.23	$24.44	$20.70
Market value, end of period	$27.09		$24.31	$20.01	$29.15	$24.30	$21.22
Total return *(b)
Net asset value	8.87%		25.24%	-29.50%	21.36%	18.20%	-13.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$263,327		$236,923	$164,773	$327,373	$291,284	$62,938
Ratio of net expenses to average net assets*	0.75	%(c)	0.75%	0.75%	0.75%	0.75%	0.88%
Ratio of net investment income (loss) to average net assets*	2.85	%(c)	1.82%	2.17%	1.33%	1.00%	1.86%
Portfolio turnover rate (d)	5%		31%	35%	11%	46%	65%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.86	%(c)	0.84%	0.92%	0.89%	0.91%	1.64%
Ratio of net investment income (loss) to average net assets	2.74	%(c)	1.72%	2.00%	1.19%	0.84%	1.10%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
52 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2013

FRN Guggenheim Frontier Markets ETF

	For the						For the period
Per share operating performance	Six Months Ended		For the	For the	For the	For the	June 12, 2008**
for a share outstanding throughout	November 30, 2012		Year Ended	Year Ended	Year Ended	Year Ended	through
the period	(unaudited)		May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$17.41		$19.08	$23.23	$18.12	$14.49	$24.34
Income from investment operations
Net investment income (a)	0.01		0.71	0.59	0.64	0.55	0.36
Net realized and unrealized gain (loss)	(0.37)		(1.77)	(3.92)	4.60	3.46	(10.12)
Total from investment operations	(0.36)		(1.06)	(3.33)	5.24	4.01	(9.76)
Distributions to Shareholders
From and in excess of net investment income	—		(0.61)	(0.82)	(0.13)	(0.38)	(0.09)
Net asset value, end of period	$17.05		$17.41	$19.08	$23.23	$18.12	$14.49
Market value, end of period	$17.13		$17.17	$19.26	$22.95	$18.67	$14.48
Total return*(b)
Net asset value	-2.07%		-5.94%	-14.16%	28.87%	27.69%	-40.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$95,316		$112,098	$133,397	$183,324	$31,888	$15,066
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.70%	0.95	%(c)
Ratio of net investment income to average net assets*	0.12	%(c)	3.66%	2.91%	2.84%	3.09%	2.65	%(c)
Portfolio turnover rate (d)	10%		46%	30%	9%	25%	29%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.85	%(c)	0.75%	0.81%	0.80%	1.11%	2.22	%(c)
Ratio of net investment income to average net assets	-0.03	%(c)	3.61%	2.80%	2.74%	2.68%	1.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 53

FINANCIAL HIGHLIGHTS continued	November 30, 2013

HGI Guggenheim International Multi-Asset Income ETF

	For the
Per share operating performance	Six Months Ended		For the	For the		For the	For the	For the
for a share outstanding throughout	November 30, 2013		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
the period	(unaudited)		May 31, 2013	May 31, 2012		May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$17.26		$15.05	$19.98		$16.10	$14.31	$23.09
Income from investment operations
Net investment income (a)	0.30		0.74	0.86		0.88	0.68	0.78
Net realized and unrealized gain (loss)	1.18		2.22	(4.94)		3.80	1.74	(8.61)
Total from investment operations	1.48		2.96	(4.08)		4.68	2.42	(7.83)
Distributions to shareholders
From and in excess of net investment income	(0.37)		(0.75)	(0.84	)(f)	(0.80)	(0.63)	(0.86)
Return of capital	—		—	(0.01	)(f)	—	—	(0.09)
Total distribution to shareholders	(0.37)		(0.75)	(0.85)		(0.80)	(0.63)	(0.95)
Net asset value, end of period	$18.37		$17.26	$15.05		$19.98	$16.10	$14.31
Market value, end of period	$18.35		$17.19	$15.09		$20.02	$16.09	$14.44
Total return*(b)
Net asset value	8.80%		20.03%	-20.86%		29.68%	16.81%	-33.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$34,894		$119,116	$102,306		$101,895	$54,736	$14,311
Ratio of net expenses to average net assets*(c)	0.70	%(e)	0.70%	0.70%		0.70%	0.70%	0.70%
Ratio of net investment income to average net assets*	3.42	%(e)	4.45%	5.04%		4.71%	4.01%	5.56%
Portfolio turnover rate (d)	41%		60%	73%		44%	42%	114%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (c)	0.82	%(e)	0.81%	0.92%		0.94%	1.04%	1.98%
Ratio of net investment income to average net assets	3.30	%(e)	4.34%	4.82%		4.47%	3.67%	4.28%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately, 0.11% for the six months ended November 30, 2013, 0.13% for the year ended May 31, 2013, 0.14% for the year ended May 31, 2012, 0.15% for the year ended May 31, 2011, 0.19% for the year ended May 31, 2010 and 0.16% for the year ended May 31, 2009.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)	Annualized.

(f)
Subsequent to May 31, 2012, a reclassification was required that resulted in the recharacterization of the distribution for the May 31, 2012 financial reporting period. This resulted in a less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from capital.

See notes to financial statements.
54 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2013

SEA Guggenheim Shipping ETF

	For the Six				For the Period
	Months Ended		For the Year	For the Year	June 11, 2010*
Per share operating performance	November 30, 2013		Ended	Ended	through
for a share outstanding throughout the period	(unaudited)		May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$17.51		$16.03	$24.69	$25.96
Income from investment operations
Net investment income (a)	0.23		0.45	0.56	1.10
Net realized and unrealized gain (loss)	2.70		1.49	(8.26)	(1.89)
Total from investment operations	2.93		1.94	(7.70)	(0.79)
Distributions to shareholders
From and in excess of net investment income	(0.29)		(0.46)	(0.96)	(0.48)
Net asset value, end of period	$20.15		$17.51	$16.03	$24.69
Market value, end of period	$20.16		$17.43	$15.99	$24.67
Total return (b)
Net asset value	16.93%		12.44%	-31.98%	-3.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$76,553		$35,011	$30,452	$12,343
Ratio of net expenses to average net assets	0.65	%(c)	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	2.43	%(c)	2.76%	3.35%	4.14	%(c)
Portfolio turnover rate (d)	11%		42%	43%	28%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 55

FINANCIAL HIGHLIGHTS continued	November 30, 2013

CUT Guggenheim Timber Index ETF

	For the Six
Per share operating performance	Months Ended		For the Year	For the Year	For the Year	For the Year	For the Year
for a share outstanding throughout	November 30, 2013		Ended	Ended	Ended	Ended	Ended
the period	(unaudited)		May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$22.19		$15.71	$22.39	$17.70	$14.53	$22.03
Income from investment operations
Net investment income (a)	0.20		0.46	0.42	0.94	0.25	0.47
Net realized and unrealized gain (loss)	2.85		6.27	(6.71)	4.34	2.97	(7.56)
Total from investment operations	3.05		6.73	(6.29)	5.28	3.22	(7.09)
Distributions to shareholders
From net investment income	—		(0.25)	(0.39)	(0.59)	(0.05)	(0.41)
Net asset value, end of period	$25.24		$22.19	$15.71	$22.39	$17.70	$14.53
Market value, end of period	$25.25		$22.10	$15.75	$22.38	$17.65	$14.69
Total return* (b)
Net asset value	13.74%		43.01%	-28.20%	30.15%	22.15%	-31.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$272,546		$223,035	$106,054	$228,386	$112,541	$45,915
Ratio of net expenses to average net assets*	0.70	%(c)	0.70%	0.70%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets*	1.68	%(c)	2.28%	2.29%	4.52%	1.46%	3.36%
Portfolio turnover rate (d)	0	%**	2%	56%	29%	39%	58%
* If certain expenses had not been waived or reimbursed by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.74	%(c)	0.76%	0.82%	0.82%	0.86%	1.08%
Ratio of net investment income (loss) to average net assets	1.64	%(c)	2.22%	2.17%	4.40%	1.30%	2.99%

**	Less than 1%.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
56 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2013

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following seven portfolios have a semiannual reporting period ended on November 30, 2013: Guggenheim Canadian Energy Income ETF

Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	S&P/TSX Canadian High Income Energy Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier DR Index
Guggenheim International Multi-Asset	Zacks International Multi-Asset
Income ETF	Income Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index
Guggenheim Timber ETF	Beacon Global Timber Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and ask prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities are determined in accordance with the Trust’s valuation procedures.

The valuation process involved for Level 3 measurements for the Funds is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Funds utilize a pricing committee (the “Pricing Committee”), which is comprised of employees of Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) or its affiliates responsible for implementing the valuation procedures established by the Funds.

Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

The valuation techniques and significant inputs used in determining the value of holdings categorized as Level 3 in the fair value hierarchy are as follows:

•	Last available publicly traded price. For halted securities, the Pricing Committee considers the last trade price.

•
The last trade price has been adjusted after considering relevant news on the security, cash distributions paid by the security, length of time the security has not traded, indication of interest broker bids, lack of an active market in which the security can be traded, and general market movement.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following tables represent the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at November 30, 2013:

Guggenheim China Real Estate ETF

Description	Level 1	Level 2		Level 3	Total
(value in $000s)
Assets:
Common Stocks	$36,635	$—		$—	$36,635
Rights	—	—	*		—	*
Investments of Collateral for Securities Loaned	408	—		—	408
Total	$37,043	$—	*	$—	$37,043

*Market value is less than the minimum amount disclosed.

Guggenheim China Small Cap ETF

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$22,732	$—	$—	*	$22,732
Communications	17,474	—	—		17,474
Consumer, Cyclical	50,800	—	—	*	50,800
Consumer, Non-cyclical	47,068	—	—		47,068
Diversified	1,117	—	—		1,117
Energy	13,320	—	—		13,320
Financial	38,146	—	—		38,146
Industrial	45,368	—	73		45,441
Technology	12,345	—	—		12,345
Utilities	14,759	—	—		14,759
Investments of Collateral for Securities Loaned	39,907	—	—		39,907
Total	$303,036	$—	$73		$303,109

*Market value is less than the minimum amount disclosed.

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below:

	$(000s	)
Transfer from Level 2 to Level 1	$700

The transfer from Level 2 to Level 1 is a result of Guangzhou Shipyard International Co. Ltd. resuming trading on the principal exchange on which it trades.

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended November 30, 2013.

Level 3 Holdings	Securities
Beginning Balance at 5/31/13	$1,304
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	(1,231)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at 11/30/13	$73

58 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

The following table summarizes valuation techniques and inputs used in determining the fair value of the Fund’s holdings categorized as Level 3 at November 30, 2013.

Investments,	Value as of
at Value	November 30, 2013	Valuation Technique	Unobservable Inputs
Basic Materials	$0	Last Trade with Adjustment	100% Discount
Consumer, Cyclical	$0	Last Trade with Adjustment	100% Discount
Industrial	$72,541	Last Trade with Adjustment	44% Discount
			and 100% Discount

A significant change in unobservable inputs would have the following impact to Level 3 valuations.

	Impact to Value	Impact to Value
Unobservable Input	if Input Increases	if Input Decreases
Discount Rate	Decrease	Increase

Guggenheim Frontier Markets ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$84,482	$780	$—	$85,262
Preferred Stock	9,785	—	—	9,785
Rights	—	32	—	32
Investments of Collateral for Securities Loaned	20,127	—	—	20,127
Total	$114,394	$812	$—	$115,206

				$(000s	)
Transfer from Level 1 to Level 2				$780

The transfer from Level 1 to Level 2 is a result of MHP SA not trading on the principal exchange at November 30, 2013.

Guggenheim Timber ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$259,865	$—	$—	$259,865
Preferred Stock	3,034	—	—	3,034
Participation Notes	—	8,785	—	8,785
Investments of Collateral for Securities Loaned	19,577	—	—	19,577
Total	$282,476	$8,785	$—	$291,261

There were no transfers between levels for Guggenheim Timber ETF for the six months ended November 30, 2013.

All securities held by Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for these Funds for the six months ended November 30, 2013.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Real Estate Investment Trust (“REIT”) distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in the net change in unrealized appreciation (depreciation) on foreign currency translations in the Funds’ Statement of Operations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annual
Guggenheim China Small Cap ETF	Annual
Guggenheim Frontier Markets ETF	Annual
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim Shipping ETF	Quarterly
Guggenheim Timber ETF	Annual

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Prior to May 14, 2013, under a separate Fund Administration Agreement, the Investment Adviser provided Fund Administration services to the Funds. The Investment Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) as the Administrator of the Funds. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Funds as a result of this change.

For the six months ended November 30, 2013, the following Funds recognized Fund Administration expenses as follows:

Fund Administration
Expense
Guggenheim Canadian Energy Income ETF	$ 7,572
Guggenheim China Real Estate ETF	5,145
Guggenheim China Small Cap ETF	27,794
Guggenheim Frontier Markets ETF	12,935
Guggenheim International Multi-Asset Income ETF	14,014
Guggenheim Timber ETF	31,702

60 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

Due to its unitary management fee structure, the Guggenheim Shipping ETF does not pay a separate Fund Administration fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding the following percentages of average net assets per year, at least until December 31, 2016.

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

For the six months ended November 30, 2013, the Investment Adviser waived Advisory Fees as follows:

Advisory
Fees
Waived
Guggenheim Canadian Energy Income ETF	$ 47,707
Guggenheim China Real Estate ETF	65,557
Guggenheim China Small Cap ETF	109,828
Guggenheim Frontier Markets ETF	68,711
Guggenheim International Multi-Asset Income ETF	60,172
Guggenheim Timber ETF	50,991

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a quarterly basis.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Standard & Poor’s
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon Corp.
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	CME Group Index Services LLC
Guggenheim Timber ETF	Beacon Indexes LLC

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

At November 30, 2013, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)	Net Tax Unrealized Appreciation (Depreciation on Foreign Currency )
Guggenheim Canadian Energy Income ETF	$67,212,624	$2,163,842	$(2,483,969)	$(320,127)	$(682)
Guggenheim China Real Estate ETF	41,534,251	1,101,383	(5,592,355)	(4,490,972)	4
Guggenheim China Small Cap ETF	313,326,158	35,160,910	(45,377,808)	(10,216,898)	3
Guggenheim Frontier Markets ETF	137,338,074	8,485,334	(30,616,907)	(22,131,573)	—
Guggenheim International Multi-Asset Income ETF	37,510,356	3,087,752	(2,923,873)	163,879	1,369
Guggenheim Shipping ETF	73,563,456	9,640,014	(2,119,914)	7,520,100	(295)
Guggenheim Timber ETF	243,960,989	55,738,968	(8,439,372)	47,299,596	(6,393)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

Tax components of the following balances as of May 31, 2013 (the most recent fiscal year end for federal income tax purposes), were as follows:

	Undistributed	Undistributed
	Ordinary Income	Long-Term Gains
Guggenheim Canadian Energy Income ETF	$—	$(76,585,072)
Guggenheim China Real Estate ETF	299,815	(12,934,446)
Guggenheim China Small Cap ETF	2,312,310	(47,283,088)
Guggenheim Frontier Markets ETF	3,239,344	(27,530,403)
Guggenheim International Multi-Asset Income ETF	496,529	(29,173,045)
Guggenheim Shipping ETF	366,865	(5,608,773)
Guggenheim Timber ETF	2,333,866	(40,948,669)

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2013 (the most recent fiscal year end for federal income tax purposes), was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$2,182,941
Guggenheim China Real Estate ETF	1,381,280
Guggenheim China Small Cap ETF	4,003,500
Guggenheim Frontier Markets ETF	4,819,580
Guggenheim International Multi-Asset Income ETF	5,238,200
Guggenheim Shipping ETF	852,200
Guggenheim Timber ETF	2,441,450

Distributions paid from Return of Capital
Guggenheim Canadian Energy Income ETF	$125,469

At May 31, 2013, (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

	Capital Loss Expiring in 2016	Capital Loss Expiring in 2017	Capital Loss Expiring in 2018	Capital Loss Expiring in 2019	Unlimited Short-Term Capital Loss	Unlimited Long-Term Capital Loss	Total
Guggenheim Canadian Energy Income ETF	$—	$3,622,034	$12,656,635	$713,500	$41,646,881	$17,946,022	$76,585,072
Guggenheim China Real Estate ETF	—	—	4,375,466	6,818,237	457,456	1,259,391	12,910,550
Guggenheim China Small Cap ETF	—	—	5,907,224	—	10,131,704	31,244,160	47,283,088
Guggenheim Frontier Markets ETF	—	241,589	3,686,218	364,152	3,668,438	11,746,232	19,706,629
Guggenheim International Multi–Asset Income ETF	434,730	2,191,498	3,876,528	2,491,614	12,748,029	5,307,998	27,050,397
Guggenheim Shipping ETF	—	—	—	—	1,641,915	3,966,818	5,608,733
Guggenheim Timber ETF	—	3,822,255	17,944,749	1,561,810	12,970,069	4,649,786	40,948,669

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2013 (the most recent fiscal year end for federal income tax purposes), the following Funds incurred and will elect to defer the following current year post-October losses as though the losses were incurred on the first day of the next fiscal year.

Post-October
Capital Losses
Guggenheim Canadian Energy Income ETF	$—
Guggenheim China Real Estate ETF	23,896
Guggenheim China Small Cap ETF	—
Guggenheim Frontier Markets ETF	7,823,774
Guggenheim International Multi-Asset Income ETF	2,122,648
Guggenheim Shipping ETF	—
Guggenheim Timber ETF	—

62 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the six months ended November 30, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$35,302,641	$35,631,755
Guggenheim China Real Estate ETF	1,739,558	1,046,071
Guggenheim China Small Cap ETF	14,051,816	9,923,361
Guggenheim Frontier Markets ETF	10,332,505	9,607,224
Guggenheim International Multi-Asset Income ETF	36,922,469	38,558,624
Guggenheim Shipping ETF	5,849,134	5,527,979
Guggenheim Timber ETF	3,560,093	493,380

For the six months ended November 30, 2013, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$—	$11,685,163
Guggenheim China Real Estate ETF	101,332	12,494,128
Guggenheim China Small Cap ETF	51,947,279	39,159,627
Guggenheim Frontier Markets ETF	—	13,958,248
Guggenheim International Multi-Asset Income ETF	29,769,525	120,075,146
Guggenheim Shipping ETF	36,991,814	1,741,655
Guggenheim Timber ETF	23,812,987	6,431,421

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 7 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Subsequent to November 30, 2013, the Board of Trustees declared the following dividends payable on December 31, 2013, to shareholders of record on December 27, 2013. The dividend rates per share were as follows:

Income
Fund	Distribution
Guggenheim Canadian Energy Income ETF	$0.128
Guggenheim China Real Estate ETF	0.652
Guggenheim China Small Cap ETF	0.547
Guggenheim Frontier Markets ETF	0.647
Guggenheim International Multi-Asset Income ETF	0.166
Guggenheim Shipping ETF	0.104
Guggenheim Timber ETF	0.360

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 63

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2013

Federal Income Tax Information
In January 2014, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2013.

Trustees
The Trustees of the Trust and their principal business occupations during the past five years:
			Number of Funds
Name, Address*, Year	Term of Office**		in the Fund
of Birth and Position(s)	and Length	Principal Occupations during the Past Five Years	Complex***	Other Directorships Held
held with Registrant	of Time Served	and Other Affiliations	Overseen by Trustee	by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	52	None.
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, a U.S. and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	48
Director of Mercator Minerals Ltd. (September 2013-present), First Americas Gold Corp. (2012-present) and Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp. (formerly, Windstorm Resources Inc.) (2011- 2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003- 2009); Gateway Gold Corp. (2004- 2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	48	Director of Peabody Energy Company (2003-present) and GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	54	None.
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	51	Trustee, Bennett Group of Funds (2011-September 2013).

Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments (2010-present); Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present); Chief Executive Officer (2012-present) and President (2010-present), Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of certain funds in the Fund Complex (2012-present); President and Director of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust, (2012-present); Formerly, Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010).
			212
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

64 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2013

Principal Executive Officers
The principal executive officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) held with Registrant	Length of Time Served	Other Affiliations
Officers:
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013
Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC (2010 - present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987 - 2012); Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present). Officer of certain funds in the Fund Complex (2012-present).

John L. Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Joanna M. Catalucci Year of Birth: 1966 Chief Compliance Officer	Since 2012
Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2007	Director, Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds in the Fund Complex.
Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 65

This Page Intentionally Left Blank.

TRUST INFORMATION	November 30, 2013

Board of Trustees
Randall C. Barnes

Donald C. Cacciapaglia*

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Ronald E. Toupin, Jr.,
Chairperson

*Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

Officers
Donald C. Cacciapaglia
Chief Executive Officer

Amy J. Lee
Chief Legal Officer

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Joanna M. Catalucci
Chief Compliance Officer

Mark E. Mathiasen
Secretary

Stevens T. Kelly
Assistant Secretary

William H. Belden III
Vice President

Investment Adviser
Guggenheim Funds
Investment
Advisors, LLC
Lisle, IL

Distributor
Guggenheim Funds
Distributors, LLC
Lisle, IL

Administrator
Rydex Fund Services, LLC
Rockville, MD

Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
New York, NY
Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Investments website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 67

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser for each of the Funds and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $160 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of each Fund’s portfolio are Michael P. Byrum, CFA, and James R. King, CFA. Mr. Byrum is a Senior Vice President of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 11 separate exchange-traded “index funds” as of November 30,2013. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/14)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

ETF-002-SAR-1113

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not Applicable.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           February 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           February 5, 2014

By:               /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           February 5, 2014